Exhibit 10.1

GENCO SHIPPING & TRADING LIMITED
2014 MANAGEMENT INCENTIVE PLAN

ARTICLE I
General

1.1	Purpose

The Genco Shipping & Trading Limited 2014 Management Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Genco Shipping & Trading Limited (as reorganized pursuant to the Prepack Plan (as defined below), the “Company”) depends, with incentives to: (a) enter into and remain in the service of the Company (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.  This Plan is being implemented pursuant to and in furtherance of the Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time, the “Prepack Plan”).

1.2	Administration

(a)                Administration by Board of Directors.  The Plan shall be administered by the Company’s Board of Directors (the “Board of Directors” or “Board”).  The term “Administrator” shall refer to the Board or any committee or person to whom the Board has delegated its authority pursuant to Section 1.2(c) hereof.  The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(b)                Administrator Action.  Actions of the Administrator shall be taken by the vote of a majority of its members.  Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

(c)                Deemed Delegation to Committee.  To the extent permitted by law and except when the Company’s Board of Directors elects to act as the Administrator or to delegate its responsibilities and powers to another person or persons, the Board of Directors shall be deemed to have delegated all of its responsibilities and powers under the Plan, other than the authority to amend or terminate the Plan, to the Compensation Committee of the Board of Directors or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”).  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.  While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  For purposes of the foregoing, a “Qualified Member” is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).

(d)                Determinations Final.  The Administrator shall act in its sole discretion with respect to all matters relating to the Plan and any Award Agreement, and the determination of the Administrator on all such matters shall be final, binding and conclusive.
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(e)                 Limit on Administrator’s Liability.  Neither the Administrator nor any member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3	Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors and employees of the Company, (collectively, “key persons”) as the Administrator shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.  Notwithstanding the foregoing, the grants made pursuant to the terms of this Plan shall be made only to those persons listed on Schedule A hereto and the Award Agreements for such grants shall be in the forms of Exhibits A through H hereto, as applicable.

1.4	Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) warrants which qualify as incentive stock options (“incentive warrants”), (b) warrants that do not qualify as incentive stock options (“non-qualified warrants”) and (c)  restricted stock, all as more fully set forth in Article II.  The term “award” means any of the foregoing.  No incentive warrant may be granted to a person who is not an employee of the Company on the date of grant.

1.5	Shares Available for Awards

(a)                 Subject to the provisions of Section 1.5(c), the aggregate number of shares of common stock of the Company (“Common Stock”) with respect to which awards may at any time be granted under the Plan are 9,668,061 shares of Common Stock (the “Maximum Amount”) .  Within 30 days of the effective date of the Prepack Plan, the Administrator shall allocate and issue awards for the Maximum Amount as contemplated by the Prepack Plan.

(b)                 Shares issued pursuant to the Plan may be authorized but unissued Common Stock.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)                 Adjustment Upon Changes in Common Stock.  Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

(d)                 Certain Shares to Become Available Again.  The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e).

(e)                 Individual Limit.  Except for the limits set forth in this Section 1.5(e) , no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Administrator may make awards to any eligible person.  Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company during any one calendar year shall not exceed 7,251,046 shares.  Warrants granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.  The provisions of this Section 1.5(e) shall not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) is not necessary.

1.6	Definitions of Certain Terms

(a)	The term “cause” in connection with a termination of employment for cause shall mean:
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(i)	with respect to a member of the Board, cause shall consist of those acts or omissions that would constitute “cause” under Article III, Section 4 of the Amended and Restated By-Laws of the Company;

(ii)	with respect to an employee, to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement or document; and otherwise,

(iii)	the grantee’s termination of employment by the Company or an affiliate on account of any one or more of the following:

(A)               any failure by the grantee to substantially perform the grantee’s employment or other duties;

(B)               any excessive unauthorized absenteeism by the grantee;

(C)               any refusal by the grantee to obey the lawful orders of the Board or any other person to whom the grantee reports;

(D)               any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(E)                any act by the grantee that is inconsistent with the best interests of the Company;

(F)                the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(G)                the grantee’s unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company’s, or its affiliates’ confidential or proprietary information;

(H)               the grantee’s commission of any felony, or any other crime involving moral turpitude; and

(I)                 the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause shall be made by the Administrator, which determination shall be final, binding and conclusive on all parties.  If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Administrator may deem such grantee’s employment to have been terminated for cause.  A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(b)                The term “Code” means the Internal Revenue Code of 1986, as amended.

(c)                 The terms “employment” and “employed” shall be deemed to mean an employee’s employment with, or a consultant’s provision of services to, the Company, and each Board member’s service as a Board member.

(d)                 The “Fair Market Value” of a share of Common Stock on any day shall be as follows:
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(i)            if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii)           if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded;

(iii)          if the Common Stock is not listed on a U.S. national or regional securities exchange, the last quoted sale price for the Common Stock on such date (or, if no sale price is reported, the average of the high bid and low asked price for such date) in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv)         in all other cases, as determined in good faith by the Board of Directors of the Company.

(e)                The term “incentive warrant” means a warrant that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any warrant that is not specifically designated as an incentive warrant shall under no circumstances be considered an incentive warrant.  Any warrant that is not an incentive warrant is referred to herein as a “non-qualified warrant.”

(f)                  A grantee shall be deemed to have terminated employment upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies (a “424 Corporation”); or (ii) the date the grantee ceases to be a Board member or the member of the board of directors of a 424 Corporation, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company or a 424 Corporation, the grantee shall be deemed to have a “termination of employment” upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above.  The Administrator may determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

ARTICLE II
Awards Under The Plan

2.1	Agreements Evidencing Awards

Each award granted under the Plan shall be evidenced by a written certificate or such other form of documentation as the Committee determines to be appropriate (“Award Agreement”) which shall contain such provisions as the Administrator may deem necessary or desirable.  By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	Grant of Warrants

(a)                 Warrant Grants.  The Administrator may grant incentive warrants and non-qualified warrants (“warrants”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall
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determine, subject to the provisions of the Plan.  The Administrator may grant incentive warrants only to employees, and any grants of warrants to any other key persons shall only be non-qualified warrants.

(b)                Warrant Exercise Price.  Each Award Agreement with respect to a warrant shall set forth the amount (the “warrant exercise price”) payable by the grantee to the Company upon exercise of the warrant evidenced thereby.  The warrant exercise price per share shall be determined by the Administrator; provided, however, that the warrant exercise price of a warrant shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the warrant is granted, and provided further that in no event shall the warrant exercise price be less than the par value of a share of Common Stock.

(c)                 Exercise Period.  Each Award Agreement with respect to a warrant shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part.  Such periods shall be determined by the Administrator; provided, however, that no warrant shall be exercisable more than 10 years after the date of grant. (See Section 2.3 for additional provisions relating to the exercise of warrants.)

(d)	Incentive Warrant Limitations.

(i)	Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the warrant is granted) of the stock with respect to which incentive warrants are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such warrants shall be treated as non-qualified warrants.

(ii)	10% Owners. Notwithstanding the provisions of this Section 2.2, an incentive warrant may not be granted under the Plan to an individual who, at the time the warrant is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive warrant is granted the warrant exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive warrant by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3	Exercise of Warrants

Subject to the other provisions of this Article II, each warrant granted under the Plan shall be exercisable as follows:

(a)                 Timing and Extent of Exercise.  Unless the applicable Award Agreement otherwise provides, a warrant may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

(b)                 Notice of Exercise.  A warrant shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Administrator shall prescribe.

(c)                 Payment of Exercise Price.  Any written notice of exercise of a warrant shall be accompanied by payment for the shares being purchased.  Such payment shall be made by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the warrant exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full warrant exercise price.

(d)                 Delivery of Certificates Upon Exercise.  Subject to the provisions of section 2.3(e) and 3.2, promptly after receiving payment of the full warrant exercise price, the Company or its exchange agent shall deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised.  If the method of payment employed upon
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warrant exercise so requires, and if applicable law permits, a warrant holder may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the warrant holder’s stockbroker.

(e)                 Investment Purpose and Legal Requirements.  Notwithstanding the foregoing, at the time of the exercise of any warrant, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such warrant (i) to represent in writing to the Company that it is the warrant holder’s then intention to acquire the Shares with respect to which the warrant is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the warrant holder a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any warrant unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any issuance of shares to any warrant holder hereunder on such warrant holder’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(f)                 No Stockholder Rights.  No grantee of a warrant (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4	Compensation in Lieu of Exercise of a Warrant

Upon written application of the grantee of a warrant, the Administrator may determine to substitute, for the exercise of such warrant, compensation to the grantee not in excess of the difference between the warrant exercise price and the Fair Market Value of the shares covered by such written application on the date of such application.  Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine.  In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of a warrant, the number of shares subject to the warrant shall be reduced by the number of shares for which such compensation is substituted.

2.5	Termination of Employment

(a)                 General Rule.  Except to the extent otherwise provided herein, including in paragraphs (b), (c), (d) or (e) of this Section 2.5, or by the Administrator in an Award Agreement or otherwise, a grantee whose employment terminates may exercise any outstanding warrant on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within six months after termination of employment but in no event after the original expiration date of the award.

(b)                 Termination for Cause; Resignation.  If a grantee’s employment is terminated for cause or if a grantee resigns without the Company’s prior consent, all warrants not theretofore exercised shall terminate upon the commencement of business on the date of the grantee’s termination of employment.

(c)                 Disability.  If a grantee’s employment is terminated due to disability (as defined below), then any outstanding warrant which is exercisable on the date of such termination shall continue to be exercisable for one year following such termination, but in no event after the original expiration date of the award.  For this purpose “disability” shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Administrator.
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(d)	Death.

(i)	Termination of Employment as a Result of Grantee’s Death. If a grantee’s employment terminates due to his death, then any outstanding warrant which is exercisable on the date of such termination shall continue to be exercisable for one year following such termination, but in no event after the original expiration date of the award.

(ii)	Restrictions on Exercise Following Death. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee.

(e)                 Special Rules for Incentive Warrants.  No warrant that remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death (including death within three months after termination of employment or within one year after a termination of employment due to disability) or disability, or for more than one year following a grantee’s termination of employment as the result of his becoming disabled, may be treated as an incentive warrant.

2.6	Transferability of Warrants

Except as otherwise provided by the Administrator, in an applicable Award Agreement or otherwise, during the lifetime of a grantee, each warrant granted to a grantee shall be exercisable only by the grantee and no warrant shall be assignable or transferable otherwise than by will or by the laws of descent and distribution, subject to any transfer restrictions set forth in the Company’s Articles of Incorporation.  The Administrator may, in any applicable Award Agreement evidencing a warrant or otherwise permit a grantee to transfer all or some of the warrants to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator, provided, however, that no such transfer may be for consideration.  Following any such transfer, any transferred warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7	Grant of Restricted Stock

(a)                 Restricted Stock Grants.  The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan.  Restricted stock awards may be made independently of or in connection with any other award under the Plan.  A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

(b)                Issuance of Stock Certificate(s).  Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, including, without limitation, the right to vote such shares and receive dividends, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) if so directed by the Administrator, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.
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(c)                 Custody of Stock Certificate(s).  Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement.  The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d)                Vesting/Nontransferability.  Until they vest, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the achievement of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)                Consequence of Termination of Employment.  Except as may otherwise be provided by the Administrator in the applicable Award Agreement or otherwise, a grantee’s termination of employment for any reason shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment.  All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise, unless the Administrator determines otherwise in the applicable Award Agreement or otherwise.

ARTICLE III
Miscellaneous

3.1	Amendment of the Plan; Modification of Awards

(a)                 Amendment of the Plan.  Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).  For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award or that the Board determines is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee.

(b)                Stockholder Approval Requirement.  Stockholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive warrants or changes the class of employees eligible to receive such warrants; (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan or materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons, (iii) to the extent required by applicable stock exchange rules, or (iv) to the extent the Board determines that stockholder approval is appropriate and necessary to enable awards under the Plan to comply with Sections 422 or 162(m) of the Code.

(c)                 Modification of Awards.  The Administrator may cancel any award under the Plan  The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment, provided however, that the Administrator may not (w) lower the exercise price of an outstanding warrant, (x) cancel a warrant in exchange for a new warrant with a lower exercise price, (y) cancel a warrant in exchange for a different type of award under the Plan that has a value that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price or (z) authorize the payment of cash in lieu of the exercise of a warrant in an amount that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price.  Notwithstanding any other provision of  this Plan, any cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).
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3.2	Consent Requirement

(a)                 No Plan Action Without Required Consent.  If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)                Consent Defined.  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listing on any securities exchange or any registrations or qualifications under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3	Nonassignability

Except as otherwise provided herein, (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.4	Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each grantee of an incentive warrant shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such warrant under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6	Withholding Taxes

(a)                 With Respect to Cash Payments.  Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)                 With Respect to Delivery of Common Stock or Other Non-Cash Property.  Whenever shares of Common Stock  or other non-cash property are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Administrator, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.
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3.7	Adjustment Upon Changes in Common Stock

(a)                 The warrants will be subject to certain anti-dilution provisions set forth in the applicable Award Agreement.  In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change (collectively referred to as “corporate events”), the Administrator shall make the following adjustments:

(i)	Shares Available for Grants. The maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(e), shall be appropriately adjusted by the Administrator.

(ii)	Restricted Stock. Unless the Administrator otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock as a result of a corporate event will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or another custodian designated by the Company.

(b)                 No Other Rights. Except as expressly provided in the Plan or in an Award Agreement, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or in an Award Agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any warrant.

3.8	Change in Control

(a)                 Change in Control Defined.  For purposes of this Section 3.8, “Change in Control” shall mean the occurrence of any of the following:

(i)	any person or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), other than Peter C. Georgiopoulos, or Centerbridge Partners, L.P. and/or any one or more of its affiliates or Related Funds acquiring “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)	the sale of all or substantially all of the Company’s assets in one or more related transactions to a person other than such a sale to (x) a subsidiary of the Company which does not involve a change in the equity holdings of the Company, (y) an entity which Peter C. Georgiopoulos directly or indirectly controls or (z) Centerbridge Partners, L.P. and/or any one or more of its affiliates or Related Funds; or

(iii)	any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

“Related Fund” means with respect to any person, any fund, account or investment vehicle that is controlled or managed by such person, by any affiliate of such person, or, if applicable, such person’s investment manager.

Notwithstanding the foregoing, for each award subject to Section 409A of the Code, a Change in Control shall be deemed to occur under this Plan with respect to such Award only if a change in the ownership or effective
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control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(b)                 Effect of a Change in Control.  Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control:

(i)	notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of a warrant shall be immediately exercisable; and

(ii)	to the extent permitted by law, the Administrator may amend any Award Agreement in such manner as it deems appropriate.

(c)                 Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9	Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall (i) confer upon any grantee the right to continue his employment with the Company, (ii) affect any right that the Company may have to terminate such employment, or (iii) be deemed to determine an individual’s status as an employee or consultant.

3.10	Non-Uniform Determinations

The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

3.11	Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12	Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.13	Effective Date and Term of Plan

(a)                 Adoption; Effective Date.  The Plan is being adopted pursuant to the terms of the Prepack Plan and the effective date of the Plan shall be subject to the occurrence of the “Effective Date” of the Prepack Plan (as defined therein).  All awards under the Plan prior to such “Effective Date” are subject in their entirety to the occurrence of the “Effective Date” of the Prepack Plan.  If the “Effective Date” of the Prepack Plan does not occur prior to the first anniversary of the adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b)                Termination of Plan.  Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive warrants shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive warrant awards shall thereafter be made under the Plan.  All
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such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14	Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.15	Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

3.16            Deferred Compensation

The Plan is intended to be exempt from, and if not exempt, to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly.  Notwithstanding anything else herein to the contrary, any payment scheduled to be made to the grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(2)(B)(i) and applicable Treasury Regulations.  Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.  Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any recipient of an award on account of non-compliance with Section 409A.

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Schedule A

Peter C. Georgiopoulos
John C. Wobensmith
Robert G. Buchanan
Apostolos Zafolias
Joseph Adamo
Matthew Doherty
James Vatis
Five (5) other employees to be identified by the post-Effective Date management

A-1

EXHIBIT A

MIP WARRANT AGREEMENT – STANDARD FORM OF GRANT

THIS WARRANT CERTIFICATE WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON [__], 2020

WARRANT TO PURCHASE

[__] SHARES OF COMMON STOCK OF

GENCO SHIPPING & TRADING LIMITED

PURSUANT TO THE GENCO SHIPPING & TRADING LIMITED 2014
MANAGEMENT INCENTIVE PLAN

ISSUE DATE:  [__], 2014

No. W-[__]

This certifies that, for value received, [__] (the “Holder”), is entitled to purchase from Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), subject to the terms and conditions hereof and the Plan, at any time before 5:00 p.m., New York time, on [__], 2020, the number of fully paid and non-assessable shares of common stock of the reorganized Company authorized and issued pursuant to the Prepack Plan and the articles of incorporation of the reorganized Company (“Common Stock”) set forth above at the Exercise Price (as defined herein).  The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III of this Warrant Certificate.  The initial Exercise Price shall be $[__].  In the event of any conflict between the terms hereof and the Plan, the terms of the Plan shall control.

ARTICLE I

DEFINITIONS

Section 1.1                  Definition of Terms.  As used in this Warrant Certificate, the following capitalized terms shall have the following respective meanings:

(a)                “Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

(b)                “Business Day” means any day on which commercial banks are not authorized or permitted to close in the City of New York, Borough of Manhattan.

(c)                “Closing Sale Price” of the Common Stock on any date of determination means:

(i)            if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii)           if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded;

(iii)         if the Common Stock is not listed on a U.S. national or regional securities exchange, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the 10 consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv)         in all other cases, as determined in good faith by the Board of Directors of the Company.

The Closing Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Closing Sale Price shall be appropriately adjusted by the Company in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten consecutive trading days immediately prior to the day as of which “Current Sale Price” is being determined.

For these purposes the term “ex date”, when used:

(i)            with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

(ii)           with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

(iii)         with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

Whenever such adjustments shall be made to the Current Sale Price as may be necessary or appropriate to effectuate the intent of this Warrant and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.
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(d)                “Common Stock” has the meaning set forth in the preamble, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

(e)                “Company” has the meaning set forth in the preamble.

(f)                 “Date of Issuance” means [__].

(g)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)                “Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

(i)                  “Exercise Form” has the meaning set forth in Section 2.4(b) hereof.

(j)                  “Exercise Period” has the meaning set forth in Section 2.2(c) hereof.

(k)                 “Exercise Price” has the meaning set forth in Section 2.1(a) hereof.

(l)                  “Fully Diluted” means all Common Stock outstanding as of the applicable measurement date together with all Common Stock then issuable upon (i) the conversion of convertible securities of the Company at the then applicable conversion rate, and (ii) the exercise of any options or warrants then exercisable for Common Stock; provided that, for purposes of clauses (i) and (ii), all conditions to the convertibility and/or exercisability of convertible securities, options and warrants of the Company, shall be deemed to have been satisfied.

(m)               “Governmental Authority” means any (i) government, (ii) governmental or quasi‑ governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

(n)                “Holder” has the meaning set forth in the preamble.

(o)                “Immediate Family Members”  has the meaning set forth in Section 4.1 hereof.

(p)                “Initial Per Share Value” has the meaning set forth in Section 3.1(e) hereof.

(q)                “Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, the Republic of the Marshall
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Islands, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

(r)                 “Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of a majority of the Company’s assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or other assets or property with respect to or in exchange for Common Stock, other than a transaction which triggers an adjustment pursuant to Sections 3.1(a), (b) or (c).

(s)                “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

(t)                 “Plan” means the 2014 Management Incentive Plan of the Company, as amended from time to time.

(u)               “Prepack Plan” means the “Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code,” dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time).

(v)                “Pro Rata Portion of the Warrant” has the meaning set forth in Section 2.3(b)(i).

(w)               “Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock to purchase or exchange their shares of Common Stock, in the case of both (i) or (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

(x)                “Securities Act” means the Securities Act of 1933, as amended.

(y)                “Service” means a continuous time period during which the Holder is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(z)                 “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or
4

indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

(aa)              “Third Party Cash Sale” means in any such case with a purchaser that is not an Affiliate of the Company: (i) any merger, consolidation, or other similar transaction or series of transactions to which the Company is a party and pursuant to which the Company is not the surviving Person in such transaction and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash or (ii) the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash.

(bb)           “Third Party Sale Price” means, with respect to any Third Party Cash Sale, the quotient of (x) the aggregate cash consideration received by the shareholders (directly or indirectly) in connection with the applicable Third Party Cash Sale, divided by (y) the number of Fully Diluted Shares of Common Stock outstanding immediately before the Third Party Sale Closing.

(cc)             “Warrant Exercise Shares” means the shares of Common Stock issued upon the applicable exercise of a Warrant.

Section 1.2	Rules of Construction.

(a)                The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa.  The use herein of a word of any gender shall include correlative words of all genders.

(b)               Unless otherwise specified, references to Articles, Sections and other subdivisions of this Warrant are to the designated Articles, Sections and other subdivision of this Warrant as originally executed.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Warrant as a whole.

(c)                References to “$” are to dollars in lawful currency of the United States of America.

(d)                The Exhibits attached hereto are an integral part of this Warrant.
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ARTICLE II

TERMS AND EXERCISE OF WARRANT

Section 2.1                   Exercise Price.  Each Warrant shall entitle the Holder to, subject to the provisions of the Plan and of this Warrant Certificate, the right to purchase from the Company the number of shares of Common Stock, at the price of $[__] per share (as the same may be hereafter adjusted in accordance herewith, the “Exercise Price”), specified on the first page of this Warrant Certificate.

Section 2.2                   Exercise Period.  Subject to the further provisions of this Warrant Certificate, the Warrant shall be exercisable as follows:

(a)                Subject to Section 2.2(b), the Warrant shall become exercisable with respect to a number of whole shares equal to 1/3 of the shares subject to the Warrant on each of the first three (3) anniversaries of the Date of Issuance (rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary).  Each such anniversary is referred to as a “Vesting Date.”

(b)                In the event of a Change in Control of the Company, as defined in the Plan, the Warrant shall become exercisable in full on the effective date of the Change in Control.

(c)               The Warrant may be exercised by the Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Warrant becomes exercisable in accordance with Sections 2.2(a) and 2.2(b) hereof and prior to 5:00 P.M., New York time on the sixth (6th) anniversary hereof, unless terminated earlier pursuant to this Warrant Certificate or the Plan (the “Exercise Period”).   To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Section 2.3	Termination of Service

(a)                If the Holder’s Service is terminated for cause, as defined in the Plan, or if the Holder resigns without the Company’s prior consent, the Warrant, to the extent not theretofore exercised, shall terminate upon the commencement of business on the date of the Holder’s termination of Service.

(b)                If the Holder’s Service is terminated due to the Holder’s death or disability (as defined below), then the Pro Rata Portion of the Warrant (as defined below) shall become exercisable as of such date in addition to the portion of the Warrant which is already exercisable as of such date.  The Warrant, to the extent exercisable as of the date of termination (including, but not limited to, the Pro Rata Portion of the Warrant), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Warrant, to the extent not exercisable as of the date of termination, shall expire as of the date of termination.  For the purposes of this Section 2.3(b):
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(i)            The “Pro Rata Portion of the Warrant” shall mean that number of shares with respect to which the Warrant that would become exercisable on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Date of Issuance, if there is no preceding Vesting Date) and the date of termination of Service.

(ii)           “Disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Company.

(c)                 If the Holder’s Service is terminated other than as set forth above, the Holder may exercise the Warrant (i) only to the extent that the Holder was entitled to exercise the Warrant on the termination of Service date; and (ii) exercise must occur within three months after termination of Service but in no event after the original expiration date of the Warrant.

Section 2.4	Method of Exercise.

(a)                In connection with the exercise of the Warrant, the Exercise Price shall be paid as provided in this Section 2.4(a).  In connection with the exercise of the Warrant, the Holder of such Warrant shall exchange the Common Stock purchase rights represented thereby by surrendering such Warrant to the Company, together with a written notice to the Company that the Holder is exchanging the Warrant (or a portion thereof) for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which this Warrant Certificate is exercisable, specified in the notice, from which the Company shall withhold and not issue to such Holder, in payment of the Exercise Price thereof, a number of such Warrant Exercise Shares equal to (x) the number of Warrant Exercise Shares for which the Warrant is being exercised, multiplied by (y) the Exercise Price, and divided by (z) the Closing Sale Price on the Exercise Date (and such withheld shares shall no longer be issuable under the Warrant, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld shares); provided, however, that the shares withheld, when valued based on the fair market value determined under Treasury Regulation 1.409A-1(b)(5)(iv)(A), shall have a value not less than the aggregate Exercise Price.  The issuance of any shares shall be subject to Section 3.6 of the Plan with respect to withholding of taxes and the Company may appropriately reduce the number of Warrant Exercise Shares in order to satisfy any withholding obligation.

(b)               Subject to the terms and conditions of the Plan and this Warrant Certificate, the Holder of a Warrant may exercise, in whole or in part, such Holder’s right to purchase the Warrant Exercise Shares issuable upon exercise of such Warrant, by providing an exercise form for the election to exercise such Warrant (“Exercise Form”) substantially in the form of Exhibit A hereto, properly completed and duly executed by the Holder thereof to the Company.
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(c)               Any exercise of the Warrant pursuant to the terms of this Warrant Certificate shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(d)               Upon receipt of an Exercise Form pursuant to Section 2.4(a), the Company shall:

(i)            examine such Exercise Form and all other documents delivered to it by or on behalf of Holder as contemplated hereunder to ascertain whether or not, on its face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof; and

(ii)           if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled.

(e)                The Company reserves the right to reasonably reject any and all Exercise Forms that it determines, in its sole discretion, are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Any such determination by the Company shall be final and binding on the Holder, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the conditions to any particular exercise of Warrant or any defects in the Exercise Form(s) with regard to any particular exercise of the Warrant.  The Company shall not be under any duty to give notice to the Holder of any irregularities in any exercise of the Warrant, nor shall it incur any liability for the failure to give such notice.

Section 2.5	Issuance of Common Stock.

(a)                Upon exercise of the Warrant pursuant to Section 2.4, the Company shall promptly at its expense, and in no event later than five (5) Business Days thereafter, cause to be issued to the Holder of  the Warrant the total number of whole shares of Common Stock for which the Warrant is being exercised, subject to Section 2.4(a) (as the same may be hereafter adjusted pursuant to Article III) in such denominations as are requested by the Holder.

(b)               Notwithstanding the five (5) Business Day period described in Section 2.5(a), the Warrant Exercise Shares shall be deemed to have been issued to the Holder at the time at which all of the conditions to such exercise have been fulfilled, and the Holder shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.

(c)                If less than all of the shares evidenced by the Warrant Certificate are exercised at any time prior to the termination of the Exercise Period, a new Warrant Certificate or Warrant Certificates shall be issued for the remaining number of shares evidenced by the Warrant Certificate.
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Section 2.6                  Reservation of Shares.   The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of the Warrant.  The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents or any requirements of any national securities exchange upon which shares of Common Stock may be listed.  The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

Section 2.7                  Fractional Shares.  Notwithstanding any provision to the contrary contained in this Warrant Certificate, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of the Warrant, and in any case where the Holder would, except for the provisions of this Section 2.7, be entitled under the terms of the Warrant to receive a fraction of a share upon the exercise of the Warrant, the Company shall, upon the exercise of the Warrant, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights to be entitled to any payment with respect to such fraction of a share); provided, that if more than one Warrant is presented for exercise at the same time by the same Holder, the number of whole Warrant Exercise Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such Warrants.

Section 2.8                  Public Offering.  Notwithstanding any other provision hereof, if an exercise of any portion of a Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of such Warrant may, at the election of the holder thereof, be conditioned upon the consummation of such registered public offering or sale of the Company, in which case such exercise shall be deemed to be effective concurrently with the consummation of such transaction.

Section 2.9                 Close of Books; Par Value.  The Company shall not close its books against the transfer of any Warrant or any Warrant Exercise Shares in any manner which interferes with the timely exercise of such Warrant.  The Company shall use commercially reasonable efforts to, from time to time, take all such action as may be necessary to assure that the par value per share of the unissued shares of Common Stock acquirable upon exercise of each Warrant is at all times equal to or less than the Exercise Price then in effect.

Section 2.10               Payment of Taxes.   The Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock (including certificates therefor) or payment of cash or other property to any recipient other than the Holder of the Warrant surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.
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ARTICLE III

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
WARRANT EXERCISE SHARES

In order to prevent dilution of the rights granted under each Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Article III, and the number of shares of Common Stock obtainable upon exercise of each Warrant shall be subject to adjustment from time to time as provided in this Article III; provided, however, that no such adjustment shall be made to the extent that it would cause the Warrant to be subject to tax under Section 409A of the Internal Revenue Code of 1986, as amended.

Section 3.1	Adjustments.

(a)               Subdivision or Combination of Common Stock. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period subdivides (by any stock split, stock dividend or reclassification) the Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately increased.  If the Company at any time prior to the expiration of the Exercise Period combines (by reverse stock split, or reclassification) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately increased and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately decreased. Any adjustment under this Section 3.1(a) shall become effective immediately upon the effectiveness of such subdivision or combination.

(b)               Distributions. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period fixes a record date for the making of a distribution to all holders of shares of the Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends or distributions referred to in Section 3.1(a)), then, in each such case, the Exercise Price in effect prior to such record date shall be adjusted thereafter to the price determined by the following formula:

EP1 = EP0  x (CP0 - FV)/CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(b);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(b);

CP0	=	the Closing Sale Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades

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regular way without the right to receive such distribution; and

FV	=
the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock, as determined by the Board of Directors of the Company, acting in good faith.

Such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment.

In the event that such distribution is not so made, the Exercise Price and the number of Warrant Exercise Shares issuable upon exercise of the Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Exercise Shares that would then be issuable upon exercise of the Warrant if such record date had not been fixed.

(c)                Pro Rata Repurchase Offer of Common Stock.  If at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period the Company consummates a Pro Rata Repurchase Offer of Common Stock, then the Exercise Price shall be reduced to the price determined by the following formula:

EP1 = EP0  x  (OS0 x CP0) – AP
                       (OS0 – SP) x CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(c) (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(c);

OS0	=	the number of Fully Diluted shares of Common Stock outstanding immediately before consummation of such Pro Rata Repurchase Offer;

CP0	=
the Closing Sale Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase Offer;

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AP	=
the aggregate purchase price (including the fair market value, as determined in good faith by the Board of Directors of the Company, of any non-cash consideration included therein) paid for the shares of Common Stock repurchased in the Pro Rata Repurchase Offer; and

SP	=	the number of shares of Common Stock so repurchased in the Pro Rata Repurchase Offer.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 3.1(c).

(d)               Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change prior to the expiration of the Exercise Period, the Company shall make appropriate provision to ensure that the Holder of the Warrant shall have the right to acquire and receive, upon exercise of such Warrant, such cash, stock, securities or other assets or property as would have been issued or payable in such Organic Change (if the holder had exercised such Warrant immediately prior to such Organic Change) with respect to or in exchange, as applicable, for the number of Warrant Exercise Shares that would have been issued upon exercise of such Warrant, if such Warrant had been exercised immediately prior to the occurrence of such Organic Change.

(e)                Notwithstanding Section 3.1(d) or anything contained in this Warrant Certificate, in the event of any Third Party Cash Sale, the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised Warrant outstanding immediately prior to the consummation of such Third Party Cash Sale (the “Third Party Sale Closing”), cash in an amount equal to the excess, if any, of the Third Party Sale Price over the Exercise Price; provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of the Third Party Sale Price that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock or to the Company or its Subsidiaries, as applicable.  Upon the occurrence of a Third Party Sale Closing, all unexercised Warrants outstanding immediately prior to the Third Party Sale Closing shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants, except as required by this Section 3.1(e).  For the avoidance of doubt, the Holders shall not be entitled to any payment or consideration with respect to any Third Party Cash Sale with respect to which the Third Party Sale Price is equal to or less than the Exercise Price.

(f)                Ordinary Dividends.  The Closing Sale Price of a share of Common Stock as of the Date of Issuance is $[__] (the “Initial Per Share Value”).  In the event that the Exercise Price is adjusted pursuant to Section 3.1(a) hereof, the Initial Per Share Value shall be similarly
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adjusted.  To the extent that the adjustment under Section 3.1(b) with respect to ordinary dividends would reduce the Exercise Price below the Initial Per Share Value, as adjusted from time to time, such adjustment shall not be made unless otherwise permitted under Section 409A of the Code.

Section 3.2                  Notices.  Whenever the number and/or kind of Warrant Exercise Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver, or cause to be prepared and delivered, forthwith to the Holder a written statement setting forth the adjusted number and/or kind of shares purchasable upon the exercise of the Warrant and the Exercise Price of such shares after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and give written notice to the Holder in the manner provided in Section 6.2 below, of the record date or the effective date of the event.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Section 3.3                  Form of Warrant After Adjustments.  The form of the Warrant Certificate need not be changed because of any adjustments in the Exercise Price or the number or kind of the Common Stock, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in Warrants, as initially issued.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.

Section 3.4                  Deferral or Exclusion of Certain Adjustments.  No adjustment to the Exercise Price or the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or the number of Warrant Exercise Shares; provided, that any adjustments which by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section shall be made to the nearest one one thousandth (1/1,000 ) of one cent ($0.01) or to the nearest one one thousandth (1/1,000 ) of a share, as the case may be.

ARTICLE IV

TRANSFER AND EXCHANGE
OF WARRANTS

Section 4.1                  Transfer of the Warrant.  The Warrant shall only be assignable or transferable by will or by the laws of descent and distribution, subject to any transfer restrictions set forth in the Company’s Articles of Incorporation; provided, that the Holder may transfer all or a portion of the Warrant to (A) the Holder’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Company, provided, however, that no such transfer may be for consideration.
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Section 4.2                  Obligations with Respect to Transfers and Exchanges of the Warrant.

(a)               All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Certificate as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(b)                No service charge shall be made to the Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.

Section 4.3	Registry of Warrants.

(a)               The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(b)               The Company shall register the transfer of any portion of this Warrant Certificate in the registry upon the Holder’s compliance with this Article IV, provided that such transfer is made in compliance with the Securities Act and state securities laws.

Section 4.4                  Fractional Warrants.  The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a Warrant.

ARTICLE V

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

Section 5.1                  No Rights or Liability as Stockholder.  Nothing contained in the Warrant shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.  The consent of any Holder shall not be required with respect to any action or proceeding of the Company and no Holder shall have any right not expressly conferred hereunder. No holder, by reason of the ownership or possession of this Warrant shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the exercise of this Warrant.  No provision hereof and no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
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Section 5.2                   Notice to Holders.  The Company shall give notice to Holders by regular mail or press release if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

(a)                the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

(b)                the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(c)                a Pro Rata Repurchase Offer;

(d)                a dissolution, liquidation or winding up of the Company;

(e)                an Organic Change; or

(f)                 the consummation of a Third Party Cash Sale.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such Organic Change, dissolution, liquidation or winding up, or of the proposed date of such Third Party Sale Closing or the proposed effective date of such Pro Rata Repurchase Offer, as applicable.  Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be.  Failure to provide such notice shall not affect the validity of any action taken in connection with any such dividend, distribution or subscription rights, Pro Rata Repurchase Offer, Third Party Cash Sale, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.  For the avoidance of doubt, no such notice shall supersede or limit any adjustment called for by Section 3.1 by reason of any event as to which notice is required by this Section.

Section 5.3                  Lost, Stolen, Mutilated or Destroyed Warrant Certificates.  If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and, if provided with all necessary information and documents, deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence and an affidavit reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Certificate, and, if requested by either the Company, a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the loss, theft, mutilation or destruction of any such Warrant Certificate or the issuance of such new certificate.  Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.
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Section 5.4                   No Restrictive Legends.  No legend shall be stamped or imprinted on any stock certificate for Common Stock issued upon the exercise of any Warrant and or stock certificate issued upon the direct or indirect transfer of any such Common Stock.

Section 5.5                  Cancellation of the Warrant.  If the Company shall purchase or otherwise acquire the Warrant, this Warrant Certificate shall thereupon be delivered to the Company to be cancelled by it and retired.  The Company shall cancel all Warrant Certificates surrendered, and accepted, for exchange, substitution, transfer or exercise in whole or in part.

Section 5.6                   Reduction in Benefits.  Unless the Holder and the Company agree otherwise in writing, in the event that the Holder would incur an Excise Tax on any payments or benefits under this Warrant Certificate as a result of a Change of Control (or any other change described in Section 280G(b)(2) of the Code), the Company shall reduce the payments or benefits to be paid to or granted to Holder hereunder to the greater of (i) the maximum amount payable to the Holder without the imposition of any Excise Tax with respect to the Restricted Stock and (ii) the amount that yields the Holder the greatest after-tax amount of benefits under this Warrant Certificate after taking into account any Excise Tax imposed on Holder, whether due to payments and benefits under this Warrant Certificate or otherwise.  “Excise Tax” means the tax imposed by Section 4999 of the Code and any successor tax.  The determination of whether the Holder’s payments and benefits should be reduced and the amount of any such reduction shall be made by independent counsel selected by the Company (“Independent Counsel”).  For purposes of such determination, (x) the total amount of payments and benefits received by the Holder as a result of such Change in Control (or such other change) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Independent Counsel, a payment or benefit hereunder (in whole or in part) does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code and the Treasury Regulations under Section 280G of the Code (the “Regulations”), or such “excess parachute payments” (in whole or in part) are not subject to the Excise Tax; (y) the amount of the payments and benefits hereunder that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of such payments and benefits or (B) the amount of “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code (after applying clause (x) hereof); and (z) the value of any noncash benefits or any deferred payment or benefit shall be determined by Independent Counsel in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.  All fees and expenses of Independent Counsel shall be borne by the Company.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1                  Binding Effects; Benefits.  This Warrant Certificate shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns.  Nothing in this Warrant Certificate, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate.
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Section 6.2                  Notices.  Unless a provision herein permits notice by way of a press release, any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission.  Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Company, to:

Genco Shipping & Trading Limited
299 Park Avenue
New York, New York 10171
Facsimile: (646) 443-8551
Attention: John C. Wobensmith

with copies (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 715-8100
Attention: Thomas E. Molner

if to Holder, at its address or facsimile number as appears on the books of the Company maintained for such purpose or as specified in a notice given in accordance with this Section 6.2.

Section 6.3                 Persons Having Rights under this Warrant Certificate.  Nothing in this Warrant Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder, any right, remedy, or claim under or by reason of this Warrant Certificate or of any covenant, condition, stipulation, promise, or agreement hereof.  All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Certificate shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holder.

Section 6.4                 Counterparts.  This Warrant Certificate may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 6.5                  Effect of Headings.  The section headings herein are for convenience only and are not part of this Warrant Certificate and shall not affect the interpretation hereof.

Section 6.6                  Amendments.
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(a)                Subject to Section 6.6(b) below, this agreement may not be amended except in writing signed by both parties hereto.

(b)               The Company may from time to time supplement or amend this Warrant Certificate or the Warrant –

(i)            without the approval of the Holder in order to cure any ambiguity, manifest error or other mistake in this Warrant Certificate or the Warrant, or to correct or supplement any provision contained herein or in the Warrant that may be defective or inconsistent with any other provision herein or in the Warrant, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holder in any material respect, or

(ii)           with the prior written consent of the Holder.

(c)                Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 6.6 will be binding upon the Holder and upon each future Holder and the Company.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to the Holder and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange. Any failure of the Company to give such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.7                  No Inconsistent Agreements; No Impairment.  The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in the Warrant or the provisions hereof.  The Company represents and warrants to the Holder that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements.  The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrant and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holder against impairment.

Section 6.8                   Integration/Entire Agreement.  This Warrant Certificate is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrant.  This Warrant Certificate and the Warrant supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 6.9                  Governing Law, Etc.  This Warrant Certificate and each Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State.
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Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Warrant Certificate or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 6.2 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Section 6.10               Termination.  This Warrant Certificate will terminate on the earlier of (i) such date when the Warrant has been exercised with respect to all shares subject thereto, or (ii) the expiration of the Exercise Period.  The provisions of this Article VI shall survive such termination.

Section 6.11               Waiver of Trial by Jury.  Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant Certificate and the transactions contemplated hereby.

Section 6.12              Remedies.  The Company hereby agrees that, in the event that the Company violates any provisions of a Warrant (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder may be inadequate.  In such event, the Holder shall have the right, in addition to all other rights and remedies any of them may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Warrant Certificate.

Section 6.13                Severability.  In the event that any one or more of the provisions contained in this Warrant Certificate, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer as of the day and year first above written.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

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EXHIBIT A

EXERCISE FORM FOR HOLDER
(To be executed upon exercise of Warrant)

The undersigned, being the holder of the Warrant Certificate issued by Genco Shipping & Trading Limited identified below, hereby irrevocably elects to exercise the right to purchase the number of shares of Common Stock indicated below pursuant to the net issuance exercise provisions of Section 2.4(a) of the Warrant Certificate.

Warrant Certificate Number
Number of Shares of Common Stock

(Total number of shares of Common Stock for which the Warrant is being exercised, before withholding for the Exercise Price.  Not to exceed the number of shares of Common Stock for which such Warrant is exercisable in the aggregate.)

Signature of Holder:

By:

Name:

Title:

Date:

EXHIBIT B

MIP RESTRICTED STOCK GRANT AGREEMENT – STANDARD FORM OF GRANT

FORM

Genco Shipping & Trading Limited
Employee Restricted Stock Grant Agreement

THIS AGREEMENT, made as of [Month] [Day], [Year], between GENCO SHIPPING & TRADING LIMITED (the “Company”) and [Participant] (the “Participant”).

WHEREAS, the Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time, the “Prepack Plan”) pertaining to the Company has become effective;

WHEREAS, pursuant to and in furtherance of the Prepack Plan, the Company has adopted the Genco Shipping & Trading Limited 2014 Management Incentive Plan (the “MIP”), effective as of the “Effective Date” of the Prepack Plan (as defined in the Prepack Plan), in order to grant warrants to purchase shares of shares of common stock of the reorganized Company (“Common Stock”) and to grant restricted shares of Common Stock;

WHEREAS, the MIP provides that the Board of Directors of the Company or its delegatee (collectively, the “Board of Directors”) shall administer the MIP and determine the key persons to whom awards shall be granted and the amount and type of such awards; and

WHEREAS, pursuant to the Prepack Plan, the Board of Directors has determined to grant the Participant an award under the MIP as set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.                  Grant of Restricted Stock.  Pursuant to, and subject to, the terms and conditions set forth herein (including without limitation Section 17 hereof) and in the MIP, the Board of Directors hereby grants to the Participant [Number of Shares] restricted shares (the “Restricted Stock”) of Common Stock.

2.                   Grant Date.  The Grant Date of the Restricted Stock is [Month] [Day], [Year].

3.                   Incorporation of MIP.  All terms, conditions and restrictions of the MIP are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the MIP and this Agreement, the terms and conditions of the MIP, as interpreted by the Board of Directors, shall govern.  Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the MIP.

4.                   Vesting.

(a)                Subject to Section 4(b) hereof and the further provisions of this Agreement, a number of whole shares of Restricted Stock equal to 1/3 of the total number of shares granted hereunder shall vest on each of the first three anniversaries of the Grant Date

(rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary) (each such date, a “Vesting Date”).

(b)                In the event of the occurrence of a Change in Control, as defined in Section 3.8(a) of the MIP, as in effect on the date of such occurrence, the Restricted Stock shall become vested in full on the date of such Change in Control.

5.                  Restrictions on Transferability.  Until a share of Restricted Stock vests, the Participant shall not transfer the Participant’s rights to such share of Restricted Stock or to any rights related thereto.  In addition, any transfers shall also be subject to the transfer restrictions set forth in the Company’s Articles of Incorporation.  Any attempt to transfer unvested shares of Restricted Stock or any rights related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall not vest the transferee with any interest or right in or with respect to such shares of Restricted Stock or such related rights.

6.                   Termination of Service.

(a)                In the event that the Participant’s Service with the Company terminates before all the shares of Restricted Stock are vested for any reason other than the Participant’s death or disability (as defined in the MIP), all unvested shares of Restricted Stock, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of the Company.

(b)                In the event that, before all the shares of Restricted Stock are vested, the Participant’s Service with the Company terminates for reason of the Participant’s death or disability (as defined in the MIP), a Pro Rata Portion of the shares of Restricted Stock shall become vested immediately prior to the date such Service terminates in addition to the portion of the shares of Restricted Stock which have already become vested as of such date, and all other shares of Restricted Stock which have not become vested, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Pro Rata Portion” shall mean that number of shares of Restricted Stock that would become vested on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Grant Date if there is no preceding Vesting Date) and the date of termination of Service.

7.                   Issuance of Shares.

(a)                Reasonably promptly after the Grant Date, the Company shall issue and deliver to the Participant stock certificates, registered in the name of the Participant, evidencing the shares of Restricted Stock or shall instruct its transfer agent to issue shares of Restricted Stock which shall be maintained in book entry form on the books of the transfer agent.  The Restricted Stock, if certificated, shall bear the following legend:

 “THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION ENCUMBRANCE OR OTHER DISPOSAL OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE GENCO SHIPPING & TRADING LIMITED 2014 MANAGEMENT INCENTIVE PLAN AND A RESTRICTED STOCK GRANT AGREEMENT BETWEEN GENCO SHIPPING & TRADING LIMITED AND THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN AND RESTRICTED STOCK GRANT AGREEMENT SHALL BE VALID OR EFFECTIVE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF GENCO SHIPPING & TRADING LIMITED.”

If the Restricted Stock is in book entry form, it shall be subject to electronic coding or stop order indicating that such shares of Restricted Stock are restricted by the terms of this Agreement and the MIP.  Such legend, electronic coding or stop order shall not be removed until such shares of Restricted Stock vest.

(b)               Reasonably promptly after any such shares of Restricted Stock vest pursuant to Section 4 hereof, (i) in the case of certificated shares, in exchange for the surrender to the Company of the certificates evidencing the Restricted Stock, delivered to the Participant under Section 7(a) hereof, and the certificates evidencing any other securities received in respect of such shares, if any, the Company shall issue and deliver to the Participant (or the Participant’s legal representative, beneficiary or heir) certificates evidencing such shares of Restricted Stock and such other securities, free of the legend provided in Section 7(a) hereof and (ii) in the case of book entry shares, the Company shall cause to be lifted and removed any electronic coding or stop order established pursuant to Section 7(a) hereof.

(c)                The Company may require as a condition of the delivery of stock certificates or the removal of any electronic coding or stop order, pursuant to Section 7(b) hereof, that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to the vesting of the applicable shares.  The Board of Directors, in its sole discretion, may permit the Participant to satisfy such obligation by delivering shares of Common Stock or by directing the Company to withhold from delivery shares of Common Stock, in either case valued at their Fair Market Value on the Vesting Date with fractional shares being settled in cash.

(d)               The Participant shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of the grant of Restricted Stock, except to the extent a stock certificate is issued therefor or an appropriate book entry is made on the books of the transfer agent reflecting the issuance thereof pursuant to Section 7(a) hereof, and then only from the date such certificate is issued or such book entry is made.  Upon the issuance of a stock certificate or the making of an appropriate book entry on the books of the transfer agent, the Participant shall have the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares, subject to the restrictions on transferability and the forfeiture provisions, as set forth in this Agreement.

8.                   Securities Matters.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “1933 Act”) of any interests in the MIP or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws.  The Company shall not be obligated to cause to be issued any shares, whether by means of stock certificates or appropriate book entries, unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Board of Directors may require, as a condition of the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates bear such legends and any book entries be subject to such electronic coding, as the Board of Directors, in its sole discretion, deems necessary or desirable.  The Participant specifically understands and agrees that the shares of Common Stock, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares indefinitely unless they are registered under such Act or an exemption from such registration is available.

9.                  Dividends, etc.  Any cash dividends or other property (but not including securities) received by a Participant with respect to a share of Restricted Stock shall be returned to the Company in the event such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Any securities received by a Participant with respect to a share of Restricted Stock as a result of any dividend, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests and shall be forfeited if such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Unless the Board of Directors otherwise determines, such securities shall bear the legend or be subject to the electronic coding or stop order set forth in Section 7(a) hereof.

10.               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

11.               Right of Discharge Preserved.  Nothing in this Agreement shall confer upon the Participant the right to continue in the employ or other service of the Company, or affect any right which the Company may have to terminate such employment or service.

12.               Integration.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including, without limitation, the MIP, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.                Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.                Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

15.               Obligation to Notify.  If the Participant makes the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and shall within the same 10-day period remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to such inclusion in Participant’s income. The Participant should consult with his or her tax advisor to determine the tax consequences of acquiring the Restricted Stock and the advantages and disadvantages of filing the Section 83(b) election.  The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Section 83(b), even if the Participant requests the Company or its representatives to make this filing on his or her behalf.

16.                Reduction in Benefits.  Unless the Participant and the Company agree otherwise in writing, in the event that the Participant would incur an Excise Tax on any payments or benefits under this Agreement as a result of a Change of Control (or any other change described in Section 280G(b)(2) of the Code), the Company shall reduce the payments or benefits to be paid to or granted to Participant hereunder to the greater of (i) the maximum amount payable to the Participant without the imposition of any Excise Tax with respect to the Restricted Stock and (ii) the amount that yields the Participant the greatest after-tax amount of benefits under this Agreement after taking into account any Excise Tax imposed on Participant, whether due to payments and benefits under this Agreement or otherwise.  “Excise Tax” means the tax imposed by Section 4999 of the Code and any successor tax.  The determination of whether the Participants payments and benefits should be reduced and the amount of any such reduction shall be made by independent counsel selected by the Company (“Independent Counsel”).  For purposes of such determination, (x) the total amount of payments and benefits received by the Participant as a result of such Change in Control (or such other change) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all

“excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Independent Counsel, a payment or benefit hereunder (in whole or in part) does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code and the Treasury Regulations under Section 280G of the Code (the “Regulations”), or such “excess parachute payments” (in whole or in part) are not subject to the Excise Tax; (y) the amount of the payments and benefits hereunder that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of such payments and benefits or (B) the amount of “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code (after applying clause (x) hereof); and (z) the value of any noncash benefits or any deferred payment or benefit shall be determined by Independent Counsel in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.  All fees and expenses of Independent Counsel shall be borne by the Company.

17.            Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the MIP.  The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in respect of the MIP, this Agreement and the Restricted Stock shall be final and conclusive.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the MIP as of the day and year first written above.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

[Participant]

EXHIBIT C

MIP WARRANT AGREEMENT – PETER C. GEORGIOPOULOS

THIS WARRANT CERTIFICATE WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON [__], 2020

WARRANT TO PURCHASE

[__] SHARES OF COMMON STOCK OF

GENCO SHIPPING & TRADING LIMITED

PURSUANT TO THE GENCO SHIPPING & TRADING LIMITED 2014
MANAGEMENT INCENTIVE PLAN

ISSUE DATE:  [__], 2014

No. W-[__]

This certifies that, for value received, Peter C. Georgiopoulos (the “Holder”), is entitled to purchase from Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), subject to the terms and conditions hereof and the Plan, at any time before 5:00 p.m., New York time, on [__], 2020, the number of fully paid and non-assessable shares of common stock of the reorganized Company authorized and issued pursuant to the Prepack Plan and the articles of incorporation of the reorganized Company (“Common Stock”) set forth above at the Exercise Price (as defined herein).  The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III of this Warrant Certificate.  The initial Exercise Price shall be $[__].  In the event of any conflict between the terms hereof and the Plan, the terms of the Plan shall control.

ARTICLE I

DEFINITIONS

Section 1.1                  Definition of Terms.  As used in this Warrant Certificate, the following capitalized terms shall have the following respective meanings:

(a)                 “Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

(b)                “Business Day” means any day on which commercial banks are not authorized or permitted to close in the City of New York, Borough of Manhattan.

(c)                “Closing Sale Price” of the Common Stock on any date of determination means:

(i)            if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii)           if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded;

(iii)          if the Common Stock is not listed on a U.S. national or regional securities exchange, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the 10 consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv)         in all other cases, as determined in good faith by the Board of Directors of the Company.

The Closing Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Closing Sale Price shall be appropriately adjusted by the Company in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten consecutive trading days immediately prior to the day as of which “Current Sale Price” is being determined.

For these purposes the term “ex date”, when used:

(i)            with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

(ii)           with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

(iii)          with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

Whenever such adjustments shall be made to the Current Sale Price as may be necessary or appropriate to effectuate the intent of this Warrant and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.
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(d)                “Common Stock” has the meaning set forth in the preamble, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

(e)                “Company” has the meaning set forth in the preamble.

(f)                 “Date of Issuance” means [__].

(g)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)                “Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

(i)                  “Exercise Form” has the meaning set forth in Section 2.4(b) hereof.

(j)                  “Exercise Period” has the meaning set forth in Section 2.2(c) hereof.

(k)                “Exercise Price” has the meaning set forth in Section 2.1(a) hereof.

(l)                  “Fully Diluted” means all Common Stock outstanding as of the applicable measurement date together with all Common Stock then issuable upon (i) the conversion of convertible securities of the Company at the then applicable conversion rate, and (ii) the exercise of any options or warrants then exercisable for Common Stock; provided that, for purposes of clauses (i) and (ii), all conditions to the convertibility and/or exercisability of convertible securities, options and warrants of the Company, shall be deemed to have been satisfied.

(m)               “Governmental Authority” means any (i) government, (ii) governmental or quasi‑ governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

(n)                “Holder” has the meaning set forth in the preamble.

(o)                “Immediate Family Members”  has the meaning set forth in Section 4.1 hereof.

(p)                “Initial Per Share Value” has the meaning set forth in Section 3.1(e) hereof.

(q)                “Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, the Republic of the Marshall
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Islands, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

(r)                 “Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of a majority of the Company’s assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or other assets or property with respect to or in exchange for Common Stock, other than a transaction which triggers an adjustment pursuant to Sections 3.1(a), (b) or (c).

(s)                “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

(t)                 “Plan” means the 2014 Management Incentive Plan of the Company, as amended from time to time.

(u)                “Prepack Plan” means the “Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code,” dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time).

(v)               “Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock to purchase or exchange their shares of Common Stock, in the case of both (i) or (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

(w)               “Securities Act” means the Securities Act of 1933, as amended.

(x)                 “Service” means a continuous time period during which the Holder is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(y)                “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other
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similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

(z)                “Third Party Cash Sale” means in any such case with a purchaser that is not an Affiliate of the Company: (i) any merger, consolidation, or other similar transaction or series of transactions to which the Company is a party and pursuant to which the Company is not the surviving Person in such transaction and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash or (ii) the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash.

(aa)             “Third Party Sale Price” means, with respect to any Third Party Cash Sale, the quotient of (x) the aggregate cash consideration received by the shareholders (directly or indirectly) in connection with the applicable Third Party Cash Sale, divided by (y) the number of Fully Diluted Shares of Common Stock outstanding immediately before the Third Party Sale Closing.

(bb)            “Warrant Exercise Shares” means the shares of Common Stock issued upon the applicable exercise of a Warrant.

Section 1.2	Rules of Construction.

(a)                The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa.  The use herein of a word of any gender shall include correlative words of all genders.

(b)               Unless otherwise specified, references to Articles, Sections and other subdivisions of this Warrant are to the designated Articles, Sections and other subdivision of this Warrant as originally executed.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Warrant as a whole.

(c)                References to “$” are to dollars in lawful currency of the United States of America.

(d)               The Exhibits attached hereto are an integral part of this Warrant.

ARTICLE II

TERMS AND EXERCISE OF WARRANT

Section 2.1                  Exercise Price.  Each Warrant shall entitle the Holder to, subject to the provisions of the Plan and of this Warrant Certificate, the right to purchase from the Company
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the number of shares of Common Stock, at the price of $[__] per share (as the same may be hereafter adjusted in accordance herewith, the “Exercise Price”), specified on the first page of this Warrant Certificate.

Section 2.2                  Exercise Period.  Subject to the further provisions of this Warrant Certificate, the Warrant shall be exercisable as follows:

(a)                Subject to Section 2.2(b), the Warrant shall become exercisable with respect to a number of whole shares equal to 1/3 of the shares subject to the Warrant on each of the first three (3) anniversaries of the Date of Issuance (rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary).

(b)                In the event of a Change in Control of the Company, as defined in the Plan, the Warrant shall become exercisable in full on the effective date of the Change in Control.

(c)                The Warrant may be exercised by the Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Warrant becomes exercisable in accordance with Sections 2.2(a) and 2.2(b) hereof and prior to 5:00 P.M., New York time on the sixth (6th) anniversary hereof, unless terminated earlier pursuant to this Warrant Certificate or the Plan (the “Exercise Period”).   To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Section 2.3	Termination of Service

(a)               If the Holder’s Service is terminated for cause (as defined in Article III, Section 4 of the Amended and Restated By-Laws of the Company), or if the Holder voluntarily terminates his Service, the Warrant, to the extent not theretofore exercised, shall terminate upon the commencement of business on the date of the Holder’s termination of Service.

(b)                If the Holder’s Service is terminated for any reason (including without limitation the Holder’s death or disability (as defined below)) other than (i) removal as a director for cause (as defined in Article III, Section 4 of the Amended and Restated By-Laws of the Company) or (ii) due to the Holder’s voluntary termination of his Service, then the Warrant shall fully vest and become immediately exercisable as of the date of such termination of Service and shall remain exercisable until the expiration of the Exercise Period.  For this purpose “disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Company.

Section 2.4	Method of Exercise.

(a)                 In connection with the exercise of the Warrant, the Exercise Price shall be paid as provided in this Section 2.4(a).  In connection with the exercise of the Warrant, the
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Holder of such Warrant shall exchange the Common Stock purchase rights represented thereby by surrendering such Warrant to the Company, together with a written notice to the Company that the Holder is exchanging the Warrant (or a portion thereof) for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which this Warrant Certificate is exercisable, specified in the notice, from which the Company shall withhold and not issue to such Holder, in payment of the Exercise Price thereof, a number of such Warrant Exercise Shares equal to (x) the number of Warrant Exercise Shares for which the Warrant is being exercised, multiplied by (y) the Exercise Price, and divided by (z) the Closing Sale Price on the Exercise Date (and such withheld shares shall no longer be issuable under the Warrant, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld shares); provided, however, that the shares withheld, when valued based on the fair market value determined under Treasury Regulation 1.409A-1(b)(5)(iv)(A), shall have a value not less than the aggregate Exercise Price.  The issuance of any shares shall be subject to Section 3.6 of the Plan with respect to withholding of taxes and the Company may appropriately reduce the number of Warrant Exercise Shares in order to satisfy any withholding obligation.

(b)                Subject to the terms and conditions of the Plan and this Warrant Certificate, the Holder of a Warrant may exercise, in whole or in part, such Holder’s right to purchase the Warrant Exercise Shares issuable upon exercise of such Warrant, by providing an exercise form for the election to exercise such Warrant (“Exercise Form”) substantially in the form of Exhibit A hereto, properly completed and duly executed by the Holder thereof to the Company.

(c)                Any exercise of the Warrant pursuant to the terms of this Warrant Certificate shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(d)                Upon receipt of an Exercise Form pursuant to Section 2.4(a), the Company shall:

(i)            examine such Exercise Form and all other documents delivered to it by or on behalf of Holder as contemplated hereunder to ascertain whether or not, on its face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof; and

(ii)            if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled.

(e)               The Company reserves the right to reasonably reject any and all Exercise Forms that it determines, in its sole discretion, are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Any such determination by the Company shall be final and binding on the Holder, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the
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conditions to any particular exercise of Warrant or any defects in the Exercise Form(s) with regard to any particular exercise of the Warrant.  The Company shall not be under any duty to give notice to the Holder of any irregularities in any exercise of the Warrant, nor shall it incur any liability for the failure to give such notice.

Section 2.5                  Issuance of Common Stock.

(a)                Upon exercise of the Warrant pursuant to Section 2.4, the Company shall promptly at its expense, and in no event later than five (5) Business Days thereafter, cause to be issued to the Holder of  the Warrant the total number of whole shares of Common Stock for which the Warrant is being exercised, subject to Section 2.4(a) (as the same may be hereafter adjusted pursuant to Article III) in such denominations as are requested by the Holder.

(b)                Notwithstanding the five (5) Business Day period described in Section 2.5(a), the Warrant Exercise Shares shall be deemed to have been issued to the Holder at the time at which all of the conditions to such exercise have been fulfilled, and the Holder shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.

(c)                If less than all of the shares evidenced by the Warrant Certificate are exercised at any time prior to the termination of the Exercise Period, a new Warrant Certificate or Warrant Certificates shall be issued for the remaining number of shares evidenced by the Warrant Certificate.

Section 2.6                  Reservation of Shares.   The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of the Warrant.  The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents or any requirements of any national securities exchange upon which shares of Common Stock may be listed.  The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

Section 2.7                 Fractional Shares.  Notwithstanding any provision to the contrary contained in this Warrant Certificate, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of the Warrant, and in any case where the Holder would, except for the provisions of this Section 2.7, be entitled under the terms of the Warrant to receive a fraction of a share upon the exercise of the Warrant, the Company shall, upon the exercise of the Warrant, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights to be entitled to any payment with respect to such fraction of a share); provided, that if more than one Warrant is presented for exercise at the same time by the same Holder, the number of whole Warrant Exercise Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such Warrants.
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Section 2.8                  Public Offering.  Notwithstanding any other provision hereof, if an exercise of any portion of a Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of such Warrant may, at the election of the holder thereof, be conditioned upon the consummation of such registered public offering or sale of the Company, in which case such exercise shall be deemed to be effective concurrently with the consummation of such transaction.

Section 2.9                  Close of Books; Par Value.  The Company shall not close its books against the transfer of any Warrant or any Warrant Exercise Shares in any manner which interferes with the timely exercise of such Warrant.  The Company shall use commercially reasonable efforts to, from time to time, take all such action as may be necessary to assure that the par value per share of the unissued shares of Common Stock acquirable upon exercise of each Warrant is at all times equal to or less than the Exercise Price then in effect.

Section 2.10              Payment of Taxes.   The Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock (including certificates therefor) or payment of cash or other property to any recipient other than the Holder of the Warrant surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

ARTICLE III

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
WARRANT EXERCISE SHARES

In order to prevent dilution of the rights granted under each Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Article III, and the number of shares of Common Stock obtainable upon exercise of each Warrant shall be subject to adjustment from time to time as provided in this Article III; provided, however, that no such adjustment shall be made to the extent that it would cause the Warrant to be subject to tax under Section 409A of the Internal Revenue Code of 1986, as amended.

Section 3.1                  Adjustments.

(a)               Subdivision or Combination of Common Stock.  If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period subdivides (by any stock split, stock dividend or reclassification) the Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately increased.  If the Company at any time prior to the expiration of the Exercise Period combines (by reverse stock split, or reclassification) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately increased and the number of Warrant Exercise Shares
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issuable upon exercise of the Warrant shall be proportionately decreased. Any adjustment under this Section 3.1(a) shall become effective immediately upon the effectiveness of such subdivision or combination.

(b)               Distributions. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period fixes a record date for the making of a distribution to all holders of shares of the Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends or distributions referred to in Section 3.1(a)), then, in each such case, the Exercise Price in effect prior to such record date shall be adjusted thereafter to the price determined by the following formula:

EP1 = EP0  x (CP0 - FV)/CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(b);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(b);

CP0	=	the Closing Sale Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way without the right to receive such distribution; and

FV	=
the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock, as determined by the Board of Directors of the Company, acting in good faith.

Such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment.

In the event that such distribution is not so made, the Exercise Price and the number of Warrant Exercise Shares issuable upon exercise of the Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Exercise Shares that would then be issuable upon exercise of the Warrant if such record date had not been fixed.

(c)                Pro Rata Repurchase Offer of Common Stock.  If at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period the Company
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consummates a Pro Rata Repurchase Offer of Common Stock, then the Exercise Price shall be reduced to the price determined by the following formula:

EP1 = EP0  x  (OS0 x CP0) – AP
                       (OS0 – SP) x CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(c) (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(c);

OS0	=	the number of Fully Diluted shares of Common Stock outstanding immediately before consummation of such Pro Rata Repurchase Offer;

CP0	=
the Closing Sale Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase Offer;

AP	=
the aggregate purchase price (including the fair market value, as determined in good faith by the Board of Directors of the Company, of any non-cash consideration included therein) paid for the shares of Common Stock repurchased in the Pro Rata Repurchase Offer; and

SP	=	the number of shares of Common Stock so repurchased in the Pro Rata Repurchase Offer.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 3.1(c).

(d)               Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change prior to the expiration of the Exercise Period, the Company shall make appropriate provision to ensure that the Holder of the Warrant shall have the right to acquire and receive, upon exercise of such Warrant, such cash, stock, securities or other assets or property as would have been issued or payable in such Organic Change (if the holder had exercised such Warrant immediately prior to such Organic Change) with respect to or in exchange, as applicable, for the number of Warrant Exercise Shares that would have been issued
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upon exercise of such Warrant, if such Warrant had been exercised immediately prior to the occurrence of such Organic Change.

(e)                Notwithstanding Section 3.1(d) or anything contained in this Warrant Certificate, in the event of any Third Party Cash Sale, the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised Warrant outstanding immediately prior to the consummation of such Third Party Cash Sale (the “Third Party Sale Closing”), cash in an amount equal to the excess, if any, of the Third Party Sale Price over the Exercise Price; provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of the Third Party Sale Price that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock or to the Company or its Subsidiaries, as applicable.  Upon the occurrence of a Third Party Sale Closing, all unexercised Warrants outstanding immediately prior to the Third Party Sale Closing shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants, except as required by this Section 3.1(e).  For the avoidance of doubt, the Holders shall not be entitled to any payment or consideration with respect to any Third Party Cash Sale with respect to which the Third Party Sale Price is equal to or less than the Exercise Price.

(f)                Ordinary Dividends.  The Closing Sale Price of a share of Common Stock as of the Date of Issuance is $[__] (the “Initial Per Share Value”).  In the event that the Exercise Price is adjusted pursuant to Section 3.1(a) hereof, the Initial Per Share Value shall be similarly adjusted.  To the extent that the adjustment under Section 3.1(b) with respect to ordinary dividends would reduce the Exercise Price below the Initial Per Share Value, as adjusted from time to time, such adjustment shall not be made unless otherwise permitted under Section 409A of the Code.

Section 3.2                  Notices.  Whenever the number and/or kind of Warrant Exercise Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver, or cause to be prepared and delivered, forthwith to the Holder a written statement setting forth the adjusted number and/or kind of shares purchasable upon the exercise of the Warrant and the Exercise Price of such shares after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and give written notice to the Holder in the manner provided in Section 6.2 below, of the record date or the effective date of the event.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Section 3.3                 Form of Warrant After Adjustments.  The form of the Warrant Certificate need not be changed because of any adjustments in the Exercise Price or the number or kind of the Common Stock, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in Warrants, as initially issued.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.
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Section 3.4                  Deferral or Exclusion of Certain Adjustments.  No adjustment to the Exercise Price or the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or the number of Warrant Exercise Shares; provided, that any adjustments which by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section shall be made to the nearest one one thousandth (1/1,000 ) of one cent ($0.01) or to the nearest one one thousandth (1/1,000 ) of a share, as the case may be.

ARTICLE IV

TRANSFER AND EXCHANGE
OF WARRANTS

Section 4.1                  Transfer of the Warrant.  The Warrant shall only be assignable or transferable by will or by the laws of descent and distribution, subject to any transfer restrictions set forth in the Company’s Articles of Incorporation; provided, that the Holder may transfer all or a portion of the Warrant to (A) the Holder’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Company, provided, however, that no such transfer may be for consideration.

Section 4.2                  Obligations with Respect to Transfers and Exchanges of the Warrant.

(a)               All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Certificate as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(b)                No service charge shall be made to the Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.

Section 4.3	Registry of Warrants.

(a)               The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(b)               The Company shall register the transfer of any portion of this Warrant Certificate in the registry upon the Holder’s compliance with this Article IV, provided that such transfer is made in compliance with the Securities Act and state securities laws.
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Section 4.4                  Fractional Warrants.  The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a Warrant.

ARTICLE V

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

Section 5.1                  No Rights or Liability as Stockholder.  Nothing contained in the Warrant shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.  The consent of any Holder shall not be required with respect to any action or proceeding of the Company and no Holder shall have any right not expressly conferred hereunder. No holder, by reason of the ownership or possession of this Warrant shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the exercise of this Warrant.  No provision hereof and no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 5.2                  Notice to Holders.  The Company shall give notice to Holders by regular mail or press release if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

(a)                the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

(b)                the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(c)	a Pro Rata Repurchase Offer;

(d)	a dissolution, liquidation or winding up of the Company;

(e)	an Organic Change; or

(f)	the consummation of a Third Party Cash Sale.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such Organic Change, dissolution, liquidation or winding up, or of the proposed date of such Third Party Sale Closing or the proposed effective date of such Pro
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Rata Repurchase Offer, as applicable.  Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be.  Failure to provide such notice shall not affect the validity of any action taken in connection with any such dividend, distribution or subscription rights, Pro Rata Repurchase Offer, Third Party Cash Sale, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.  For the avoidance of doubt, no such notice shall supersede or limit any adjustment called for by Section 3.1 by reason of any event as to which notice is required by this Section.

Section 5.3                  Lost, Stolen, Mutilated or Destroyed Warrant Certificates.  If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and, if provided with all necessary information and documents, deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence and an affidavit reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Certificate, and, if requested by either the Company, a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the loss, theft, mutilation or destruction of any such Warrant Certificate or the issuance of such new certificate.  Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

Section 5.4                  No Restrictive Legends.  No legend shall be stamped or imprinted on any stock certificate for Common Stock issued upon the exercise of any Warrant and or stock certificate issued upon the direct or indirect transfer of any such Common Stock.

Section 5.5                  Cancellation of the Warrant.  If the Company shall purchase or otherwise acquire the Warrant, this Warrant Certificate shall thereupon be delivered to the Company to be cancelled by it and retired.  The Company shall cancel all Warrant Certificates surrendered, and accepted, for exchange, substitution, transfer or exercise in whole or in part.

Section 5.6                  Reimbursement for Excise Tax.  In the event that the Holder incurs any Excise Tax (as defined in the Holder’s Restricted Stock Grant Agreement with the Company dated as of March 5, 2010 (the “Prior Agreement”)) on any payments or benefits under this Warrant Certificate, the Company shall gross-up the Holder the amount of such Excise Tax incurred in accordance with the provisions of Section 16 of the Prior Agreement (such provisions to apply irrespective of whether the Prior Agreement continues in effect at the time of such Excise Tax) and such Section 16 of the Prior Agreement relating to the Gross-Up Payment (as defined in the Prior Agreement) shall be incorporated with full effect into this Agreement, provided that any reference to “this Agreement” in such Section 16 shall be deemed to refer to this Warrant Certificate.
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ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1                  Binding Effects; Benefits.  This Warrant Certificate shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns.  Nothing in this Warrant Certificate, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate.

Section 6.2                   Notices.  Unless a provision herein permits notice by way of a press release, any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission.  Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Company, to:

Genco Shipping & Trading Limited
299 Park Avenue
New York, New York 10171
Facsimile: (646) 443-8551
Attention: John C. Wobensmith

with copies (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 715-8100
Attention: Thomas E. Molner

if to Holder, at its address or facsimile number as appears on the books of the Company maintained for such purpose or as specified in a notice given in accordance with this Section 6.2.

Section 6.3                  Persons Having Rights under this Warrant Certificate.  Nothing in this Warrant Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder, any right, remedy, or claim under or by reason of this Warrant Certificate or of any covenant, condition, stipulation, promise, or agreement hereof.  All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Certificate shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holder.
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Section 6.4                  Counterparts.  This Warrant Certificate may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 6.5                  Effect of Headings.  The section headings herein are for convenience only and are not part of this Warrant Certificate and shall not affect the interpretation hereof.

Section 6.6	Amendments.

(a)                Subject to Section 6.6(b) below, this agreement may not be amended except in writing signed by both parties hereto.

(b)                The Company may from time to time supplement or amend this Warrant Certificate or the Warrant –

(i)            without the approval of the Holder in order to cure any ambiguity, manifest error or other mistake in this Warrant Certificate or the Warrant, or to correct or supplement any provision contained herein or in the Warrant that may be defective or inconsistent with any other provision herein or in the Warrant, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holder in any material respect, or

(ii)            with the prior written consent of the Holder.

(c)                Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 6.6 will be binding upon the Holder and upon each future Holder and the Company.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to the Holder and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange. Any failure of the Company to give such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.7                  No Inconsistent Agreements; No Impairment.  The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in the Warrant or the provisions hereof.  The Company represents and warrants to the Holder that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements.  The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrant and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holder against impairment.

Section 6.8                  Integration/Entire Agreement.  This Warrant Certificate is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive
17

statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrant.  This Warrant Certificate and the Warrant supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 6.9                  Governing Law, Etc.  This Warrant Certificate and each Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State.  Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Warrant Certificate or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 6.2 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Section 6.10               Termination.  This Warrant Certificate will terminate on the earlier of (i) such date when the Warrant has been exercised with respect to all shares subject thereto, or (ii) the expiration of the Exercise Period.  The provisions of this Article VI shall survive such termination.

Section 6.11               Waiver of Trial by Jury.  Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant Certificate and the transactions contemplated hereby.

Section 6.12               Remedies.  The Company hereby agrees that, in the event that the Company violates any provisions of a Warrant (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder may be inadequate.  In such event, the Holder shall have the right, in addition to all other rights and remedies any of them may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Warrant Certificate.

Section 6.13               Severability.  In the event that any one or more of the provisions contained in this Warrant Certificate, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer as of the day and year first above written.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

19

EXHIBIT A

EXERCISE FORM FOR HOLDER
(To be executed upon exercise of Warrant)

The undersigned, being the holder of the Warrant Certificate issued by Genco Shipping & Trading Limited identified below, hereby irrevocably elects to exercise the right to purchase the number of shares of Common Stock indicated below pursuant to the net issuance exercise provisions of Section 2.4(a) of the Warrant Certificate.

Warrant Certificate Number
Number of Shares of Common Stock

(Total number of shares of Common Stock for which the Warrant is being exercised, before withholding for the Exercise Price.  Not to exceed the number of shares of Common Stock for which such Warrant is exercisable in the aggregate.)

Signature of Holder:

By:

Name:

Title:

Date:

EXHIBIT D

MIP RESTRICTED STOCK AGREEMENT – PETER C. GEORGIOPOULOS

FORM

Genco Shipping & Trading Limited
Restricted Stock Grant Agreement

THIS AGREEMENT, made as of [Month] [Day], [Year], between GENCO SHIPPING & TRADING LIMITED (the “Company”) and Peter C. Georgiopoulos (the “Participant”).

WHEREAS, the Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time, the “Prepack Plan”) pertaining to the Company has become effective;

WHEREAS, pursuant to and in furtherance of the Prepack Plan, the Company has adopted the Genco Shipping & Trading Limited 2014 Management Incentive Plan (the “MIP”), effective as of the “Effective Date” of the Prepack Plan (as defined in the Prepack Plan), in order to grant warrants to purchase shares of shares of common stock of the reorganized Company (“Common Stock”) and to grant restricted shares of Common Stock;

WHEREAS, the MIP provides that the Board of Directors of the Company or its delegatee (collectively, the “Board of Directors”) shall administer the MIP and determine the key persons to whom awards shall be granted and the amount and type of such awards; and

WHEREAS, pursuant to the Prepack Plan, the Board of Directors has determined to grant the Participant an award under the MIP as set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.                  Grant of Restricted Stock.  Pursuant to, and subject to, the terms and conditions set forth herein (including without limitation Section 17 hereof) and in the MIP, the Board of Directors hereby grants to the Participant [Number of Shares] restricted shares (the “Restricted Stock”) of Common Stock.

2.                   Grant Date.  The Grant Date of the Restricted Stock is [Month] [Day], [Year].

3.                   Incorporation of MIP.  All terms, conditions and restrictions of the MIP are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the MIP and this Agreement, the terms and conditions of the MIP, as interpreted by the Board of Directors, shall govern.  Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the MIP.

4.	Vesting.

(a)                Subject to Section 4(b) hereof and the further provisions of this Agreement, a number of whole shares of Restricted Stock equal to 1/3 of the total number of shares granted hereunder shall vest on each of the first three anniversaries of the Grant Date

(rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary) (each such date, a “Vesting Date”).

(b)                In the event of the occurrence of a Change in Control, as defined in Section 3.8(a) of the MIP, as in effect on the date of such occurrence, the Restricted Stock shall become vested in full on the date of such Change in Control.

5.                  Restrictions on Transferability.  Until a share of Restricted Stock vests, the Participant shall not transfer the Participant’s rights to such share of Restricted Stock or to any rights related thereto.  In addition, any transfers shall also be subject to the transfer restrictions set forth in the Company’s Articles of Incorporation. Any attempt to transfer unvested shares of Restricted Stock or any rights related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall not vest the transferee with any interest or right in or with respect to such shares of Restricted Stock or such related rights.

6.	Termination of Service.

(a)                In the event that the Participant’s Service with the Company terminates before all the shares of Restricted Stock are vested for any reason (including without limitation the Participant’s death or disability, as defined in the MIP) other than (i) removal as a Director for cause (as defined in Article III, Section 4 of the Amended and Restated By-Laws of the Company) or (ii) due to the Participant’s voluntary termination of his Service, all shares of Restricted Stock shall become vested immediately prior to such termination of Service.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(b)                In the event that the Participant’s Service with the Company terminates before all the shares of Restricted Stock are vested (i) due to removal as a Director for cause (as defined in Article III, Section 4 of the Amended and Restated By-laws of the Company) or (ii) due to the Participant’s voluntary termination of his Service, all unvested shares of Restricted Stock, together with any property received in respect of such shares, subject to and as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.

7.	Issuance of Shares.

(a)                Reasonably promptly after the Grant Date, the Company shall issue and deliver to the Participant stock certificates, registered in the name of the Participant, evidencing the shares of Restricted Stock or shall instruct its transfer agent to issue shares of Restricted Stock which shall be maintained in book entry form on the books of the transfer agent.  The Restricted Stock, if certificated, shall bear the following legend:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION ENCUMBRANCE OR OTHER DISPOSAL OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE GENCO SHIPPING & TRADING LIMITED 2014

MANAGEMENT INCENTIVE PLAN AND A RESTRICTED STOCK GRANT AGREEMENT BETWEEN GENCO SHIPPING & TRADING LIMITED AND THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN AND RESTRICTED STOCK GRANT AGREEMENT SHALL BE VALID OR EFFECTIVE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF GENCO SHIPPING & TRADING LIMITED.”

If the Restricted Stock is in book entry form, it shall be subject to electronic coding or stop order indicating that such shares of Restricted Stock are restricted by the terms of this Agreement and the MIP.  Such legend, electronic coding or stop order shall not be removed until such shares of Restricted Stock vest.

(b)                Reasonably promptly after any such shares of Restricted Stock vest pursuant to Section 4 hereof, (i) in the case of certificated shares, in exchange for the surrender to the Company of the certificates evidencing the Restricted Stock, delivered to the Participant under Section 7(a) hereof, and the certificates evidencing any other securities received in respect of such shares, if any, the Company shall issue and deliver to the Participant (or the Participant’s legal representative, beneficiary or heir) certificates evidencing such shares of Restricted Stock and such other securities, free of the legend provided in Section 7(a) hereof and (ii) in the case of book entry shares, the Company shall cause to be lifted and removed any electronic coding or stop order established pursuant to Section 7(a) hereof.

(c)                The Company may require as a condition of the delivery of stock certificates or the removal of any electronic coding or stop order, pursuant to Section 7(b) hereof, that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to the vesting of the applicable shares.  The Board of Directors, in its sole discretion, may permit the Participant to satisfy such obligation by delivering shares of Common Stock or by directing the Company to withhold from delivery shares of Common Stock, in either case valued at their Fair Market Value on the Vesting Date with fractional shares being settled in cash.

(d)               The Participant shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of the grant of Restricted Stock, except to the extent a stock certificate is issued therefor or an appropriate book entry is made on the books of the transfer agent reflecting the issuance thereof pursuant to Section 7(a) hereof, and then only from the date such certificate is issued or such book entry is made.  Upon the issuance of a stock certificate or the making of an appropriate book entry on the books of the transfer agent, the Participant shall have the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares, subject to the restrictions on transferability and the forfeiture provisions, as set forth in this Agreement.

8.                   Securities Matters.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “1933 Act”) of any interests in the MIP or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws.  The Company shall not be obligated to cause to be issued any shares, whether by means of stock certificates or appropriate book entries, unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Board of Directors may require, as a condition of the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates bear such legends and any book entries be subject to such electronic coding, as the Board of Directors, in its sole discretion, deems necessary or desirable.  The Participant specifically understands and agrees that the shares of Common Stock, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares indefinitely unless they are registered under such Act or an exemption from such registration is available.

9.                  Dividends, etc.  Any cash dividends or other property (but not including securities) received by a Participant with respect to a share of Restricted Stock shall be returned to the Company in the event such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Any securities received by a Participant with respect to a share of Restricted Stock as a result of any dividend, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests and shall be forfeited if such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Unless the Board of Directors otherwise determines, such securities shall bear the legend or be subject to the electronic coding or stop order set forth in Section 7(a) hereof.

10.               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

11.               Right of Discharge Preserved.  Nothing in this Agreement shall confer upon the Participant the right to continue in the employ or other service of the Company, or affect any right which the Company may have to terminate such employment or service.

12.                Integration.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including, without limitation, the MIP, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.                Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.                Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

15.               Obligation to Notify.  If the Participant makes the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and shall within the same 10-day period remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to such inclusion in Participant’s income. The Participant should consult with his or her tax advisor to determine the tax consequences of acquiring the Restricted Stock and the advantages and disadvantages of filing the Section 83(b) election.  The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Section 83(b), even if the Participant requests the Company or its representatives to make this filing on his or her behalf.

16.               Reimbursement for Excise Tax.  In the event that the Participant incurs any Excise Tax (as defined in the Participant's Restricted Stock Grant Agreement with the Company dated as of March 5, 2010 (the “Prior Agreement”)) on any payments or benefits under this Agreement, the Company shall gross-up the Participant the amount of such Excise Tax incurred in accordance with the provisions of Section 16 of the Prior Agreement (such provisions to apply irrespective of whether the Prior Agreement continues in effect at the time of such Excise Tax) and such Section 16 of the Prior Agreement relating to the Gross-Up Payment (as defined in the Prior Agreement) shall be incorporated with full effect into this Agreement, provided that any reference to "this Agreement" in such Section 16 shall be deemed to refer to this Restricted Stock Grant Agreement.

17.                Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the MIP.  The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in respect of the MIP, this Agreement and the Restricted Stock shall be final and conclusive.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the MIP as of the day and year first written above.

GENCO SHIPPING & TRADING LIMITED

By:
Name:	John C. Wobensmith
Title:	Chief Financial Officer

Peter C. Georgiopoulos

EXHIBIT E

MIP WARRANT AGREEMENT – JOHN C.WOBENSMITH

THIS WARRANT CERTIFICATE WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON [__], 2020

WARRANT TO PURCHASE

[__] SHARES OF COMMON STOCK OF

GENCO SHIPPING & TRADING LIMITED

PURSUANT TO THE GENCO SHIPPING & TRADING LIMITED 2014
MANAGEMENT INCENTIVE PLAN

ISSUE DATE:  [__], 2014

No. W-[__]

This certifies that, for value received, John C. Wobensmith (the “Holder”), is entitled to purchase from Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), subject to the terms and conditions hereof and the Plan, at any time before 5:00 p.m., New York time, on [__], 2020, the number of fully paid and non-assessable shares of common stock of the reorganized Company authorized and issued pursuant to the Prepack Plan and the articles of incorporation of the reorganized Company (“Common Stock”) set forth above at the Exercise Price (as defined herein).  The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III of this Warrant Certificate.  The initial Exercise Price shall be $[__].  In the event of any conflict between the terms hereof and the Plan, the terms of the Plan shall control.

ARTICLE I

DEFINITIONS

Section 1.1                   Definition of Terms.  As used in this Warrant Certificate, the following capitalized terms shall have the following respective meanings:

(a)                “Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

(b)                “Business Day” means any day on which commercial banks are not authorized or permitted to close in the City of New York, Borough of Manhattan.

(c)                “Closing Sale Price” of the Common Stock on any date of determination means:

(i)            if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii)           if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded;

(iii)         if the Common Stock is not listed on a U.S. national or regional securities exchange, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the 10 consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv)         in all other cases, as determined in good faith by the Board of Directors of the Company.

The Closing Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Closing Sale Price shall be appropriately adjusted by the Company in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten consecutive trading days immediately prior to the day as of which “Current Sale Price” is being determined.

For these purposes the term “ex date”, when used:

(i)            with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

(ii)          with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

(iii)         with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

Whenever such adjustments shall be made to the Current Sale Price as may be necessary or appropriate to effectuate the intent of this Warrant and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.
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(d)                “Common Stock” has the meaning set forth in the preamble, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

(e)	“Company” has the meaning set forth in the preamble.

(f)	“Date of Issuance” means [__].

(g)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)                “Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

(i)                  “Exercise Form” has the meaning set forth in Section 2.4(b) hereof.

(j)                  “Exercise Period” has the meaning set forth in Section 2.2(c) hereof.

(k)                 “Exercise Price” has the meaning set forth in Section 2.1(a) hereof.

(l)                  “Fully Diluted” means all Common Stock outstanding as of the applicable measurement date together with all Common Stock then issuable upon (i) the conversion of convertible securities of the Company at the then applicable conversion rate, and (ii) the exercise of any options or warrants then exercisable for Common Stock; provided that, for purposes of clauses (i) and (ii), all conditions to the convertibility and/or exercisability of convertible securities, options and warrants of the Company, shall be deemed to have been satisfied.

(m)               “Governmental Authority” means any (i) government, (ii) governmental or quasi‑ governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

(n)                “Holder” has the meaning set forth in the preamble.

(o)                “Immediate Family Members”  has the meaning set forth in Section 4.1 hereof.

(p)                “Initial Per Share Value” has the meaning set forth in Section 3.1(e) hereof.

(q)                “Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, the Republic of the Marshall
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Islands, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

(r)                 “Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of a majority of the Company’s assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or other assets or property with respect to or in exchange for Common Stock, other than a transaction which triggers an adjustment pursuant to Sections 3.1(a), (b) or (c).

(s)                “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

(t)                 “Plan” means the 2014 Management Incentive Plan of the Company, as amended from time to time.

(u)               “Prepack Plan” means the “Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code,” dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time).

(v)                “Pro Rata Portion of the Warrant” has the meaning set forth in Section 2.3(b)(i).

(w)               “Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock to purchase or exchange their shares of Common Stock, in the case of both (i) or (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

(x)                 “Securities Act” means the Securities Act of 1933, as amended.

(y)                “Service” means a continuous time period during which the Holder is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(z)                 “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or
4

indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

(aa)              “Third Party Cash Sale” means in any such case with a purchaser that is not an Affiliate of the Company: (i) any merger, consolidation, or other similar transaction or series of transactions to which the Company is a party and pursuant to which the Company is not the surviving Person in such transaction and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash or (ii) the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash.

(bb)             “Third Party Sale Price” means, with respect to any Third Party Cash Sale, the quotient of (x) the aggregate cash consideration received by the shareholders (directly or indirectly) in connection with the applicable Third Party Cash Sale, divided by (y) the number of Fully Diluted Shares of Common Stock outstanding immediately before the Third Party Sale Closing.

(cc)              “Warrant Exercise Shares” means the shares of Common Stock issued upon the applicable exercise of a Warrant.

Section 1.2	Rules of Construction.

(a)                The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa.  The use herein of a word of any gender shall include correlative words of all genders.

(b)                Unless otherwise specified, references to Articles, Sections and other subdivisions of this Warrant are to the designated Articles, Sections and other subdivision of this Warrant as originally executed.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Warrant as a whole.

(c)                References to “$” are to dollars in lawful currency of the United States of America.

(d)               The Exhibits attached hereto are an integral part of this Warrant.
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ARTICLE II

TERMS AND EXERCISE OF WARRANT

Section 2.1                  Exercise Price.  Each Warrant shall entitle the Holder to, subject to the provisions of the Plan and of this Warrant Certificate, the right to purchase from the Company the number of shares of Common Stock, at the price of $[__] per share (as the same may be hereafter adjusted in accordance herewith, the “Exercise Price”), specified on the first page of this Warrant Certificate.

Section 2.2                  Exercise Period.  Subject to the further provisions of this Warrant Certificate, the Warrant shall be exercisable as follows:

(a)                Subject to Section 2.2(b), the Warrant shall become exercisable with respect to a number of whole shares equal to 1/3 of the shares subject to the Warrant on each of the first three (3) anniversaries of the Date of Issuance (rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary).  Each such anniversary is referred to as a “Vesting Date.”

(b)                In the event of a Change in Control of the Company, as defined in the Plan, the Warrant shall become exercisable in full on the effective date of the Change in Control.

(c)               The Warrant may be exercised by the Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Warrant becomes exercisable in accordance with Sections 2.2(a) and 2.2(b) hereof and prior to 5:00 P.M., New York time on the sixth (6th) anniversary hereof, unless terminated earlier pursuant to this Warrant Certificate or the Plan (the “Exercise Period”).   To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Section 2.3	Termination of Service

(a)                 If the Holder’s Service is terminated for cause, as defined in the Plan, or if the Holder resigns without Good Reason (as defined in the Holder's Employment Agreement with the Company dated as of September 21, 2007, as amended  (the “Employment Agreement”), the Warrant, to the extent not theretofore exercised, shall terminate upon the commencement of business on the date of the Holder’s termination of Service.

(b)                If the Holder’s Service is terminated by the Company without cause, as defined in the Plan, or by the Holder for Good Reason, then the Warrant shall fully vest and become immediately exercisable as of the date of such termination of Service and shall remain exercisable until the expiration of the Exercise Period.

(c)                If the Holder’s Service is terminated due to the Holder’s death or disability (as defined below), then the Pro Rata Portion of the Warrant (as defined below) shall become exercisable as of such date in addition to the portion of the Warrant which is already exercisable as of such date.  The Warrant, to the extent exercisable as of the date of termination (including,
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but not limited to, the Pro Rata Portion of the Warrant), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Warrant, to the extent not exercisable as of the date of termination, shall expire as of the date of termination.  For the purposes of this Section 2.3(c):

(i)            The “Pro Rata Portion of the Warrant” shall mean that number of shares with respect to which the Warrant that would become exercisable on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Date of Issuance, if there is no preceding Vesting Date) and the date of termination of Service.

(ii)            “Disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Company.

(d)                If the Holder’s Service is terminated other than as set forth above, the Holder may exercise the Warrant (i) only to the extent that the Holder was entitled to exercise the Warrant on the termination of Service date; and (ii) exercise must occur within three months after termination of Service but in no event after the original expiration date of the Warrant.

Section 2.4	Method of Exercise.

(a)                In connection with the exercise of the Warrant, the Exercise Price shall be paid as provided in this Section 2.4(a).  In connection with the exercise of the Warrant, the Holder of such Warrant shall exchange the Common Stock purchase rights represented thereby by surrendering such Warrant to the Company, together with a written notice to the Company that the Holder is exchanging the Warrant (or a portion thereof) for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which this Warrant Certificate is exercisable, specified in the notice, from which the Company shall withhold and not issue to such Holder, in payment of the Exercise Price thereof, a number of such Warrant Exercise Shares equal to (x) the number of Warrant Exercise Shares for which the Warrant is being exercised, multiplied by (y) the Exercise Price, and divided by (z) the Closing Sale Price on the Exercise Date (and such withheld shares shall no longer be issuable under the Warrant, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld shares); provided, however, that the shares withheld, when valued based on the fair market value determined under Treasury Regulation 1.409A-1(b)(5)(iv)(A), shall have a value not less than the aggregate Exercise Price.  The issuance of any shares shall be subject to Section 3.6 of the Plan with respect to withholding of taxes and the Company may appropriately reduce the number of Warrant Exercise Shares in order to satisfy any withholding obligation.

(b)                Subject to the terms and conditions of the Plan and this Warrant Certificate, the Holder of a Warrant may exercise, in whole or in part, such Holder’s right to
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purchase the Warrant Exercise Shares issuable upon exercise of such Warrant, by providing an exercise form for the election to exercise such Warrant (“Exercise Form”) substantially in the form of Exhibit A hereto, properly completed and duly executed by the Holder thereof to the Company.

(c)                Any exercise of the Warrant pursuant to the terms of this Warrant Certificate shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(d)               Upon receipt of an Exercise Form pursuant to Section 2.4(a), the Company shall:

(i)            examine such Exercise Form and all other documents delivered to it by or on behalf of Holder as contemplated hereunder to ascertain whether or not, on its face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof; and

(ii)           if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled.

(e)                The Company reserves the right to reasonably reject any and all Exercise Forms that it determines, in its sole discretion, are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Any such determination by the Company shall be final and binding on the Holder, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the conditions to any particular exercise of Warrant or any defects in the Exercise Form(s) with regard to any particular exercise of the Warrant.  The Company shall not be under any duty to give notice to the Holder of any irregularities in any exercise of the Warrant, nor shall it incur any liability for the failure to give such notice.

Section 2.5	Issuance of Common Stock.

(a)                Upon exercise of the Warrant pursuant to Section 2.4, the Company shall promptly at its expense, and in no event later than five (5) Business Days thereafter, cause to be issued to the Holder of  the Warrant the total number of whole shares of Common Stock for which the Warrant is being exercised, subject to Section 2.4(a) (as the same may be hereafter adjusted pursuant to Article III) in such denominations as are requested by the Holder.

(b)                Notwithstanding the five (5) Business Day period described in Section 2.5(a), the Warrant Exercise Shares shall be deemed to have been issued to the Holder at the time at which all of the conditions to such exercise have been fulfilled, and the Holder shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.
8

(c)                If less than all of the shares evidenced by the Warrant Certificate are exercised at any time prior to the termination of the Exercise Period, a new Warrant Certificate or Warrant Certificates shall be issued for the remaining number of shares evidenced by the Warrant Certificate.

Section 2.6                  Reservation of Shares.   The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of the Warrant.  The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents or any requirements of any national securities exchange upon which shares of Common Stock may be listed.  The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

Section 2.7                 Fractional Shares.  Notwithstanding any provision to the contrary contained in this Warrant Certificate, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of the Warrant, and in any case where the Holder would, except for the provisions of this Section 2.7, be entitled under the terms of the Warrant to receive a fraction of a share upon the exercise of the Warrant, the Company shall, upon the exercise of the Warrant, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights to be entitled to any payment with respect to such fraction of a share); provided, that if more than one Warrant is presented for exercise at the same time by the same Holder, the number of whole Warrant Exercise Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such Warrants.

Section 2.8                  Public Offering.  Notwithstanding any other provision hereof, if an exercise of any portion of a Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of such Warrant may, at the election of the holder thereof, be conditioned upon the consummation of such registered public offering or sale of the Company, in which case such exercise shall be deemed to be effective concurrently with the consummation of such transaction.

Section 2.9                 Close of Books; Par Value.  The Company shall not close its books against the transfer of any Warrant or any Warrant Exercise Shares in any manner which interferes with the timely exercise of such Warrant.  The Company shall use commercially reasonable efforts to, from time to time, take all such action as may be necessary to assure that the par value per share of the unissued shares of Common Stock acquirable upon exercise of each Warrant is at all times equal to or less than the Exercise Price then in effect.

Section 2.10               Payment of Taxes.   The Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock (including certificates therefor) or payment of cash or other property to any recipient other than the Holder of the Warrant surrendered upon the exercise of a Warrant, and in
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case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

ARTICLE III

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
WARRANT EXERCISE SHARES

In order to prevent dilution of the rights granted under each Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Article III, and the number of shares of Common Stock obtainable upon exercise of each Warrant shall be subject to adjustment from time to time as provided in this Article III; provided, however, that no such adjustment shall be made to the extent that it would cause the Warrant to be subject to tax under Section 409A of the Internal Revenue Code of 1986, as amended.

Section 3.1	Adjustments.

(a)               Subdivision or Combination of Common Stock.  If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period subdivides (by any stock split, stock dividend or reclassification) the Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately increased.  If the Company at any time prior to the expiration of the Exercise Period combines (by reverse stock split, or reclassification) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately increased and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately decreased. Any adjustment under this Section 3.1(a) shall become effective immediately upon the effectiveness of such subdivision or combination.

(b)                Distributions. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period fixes a record date for the making of a distribution to all holders of shares of the Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends or distributions referred to in Section 3.1(a)), then, in each such case, the Exercise Price in effect prior to such record date shall be adjusted thereafter to the price determined by the following formula:

EP1 = EP0  x (CP0 - FV)/CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(b);

EP0	=	the Exercise Price in effect immediately prior to the application

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of the adjustments in this Section 3.1(b);

CP0	=	the Closing Sale Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way without the right to receive such distribution; and

FV	=
the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock, as determined by the Board of Directors of the Company, acting in good faith.

Such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment.

In the event that such distribution is not so made, the Exercise Price and the number of Warrant Exercise Shares issuable upon exercise of the Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Exercise Shares that would then be issuable upon exercise of the Warrant if such record date had not been fixed.

(c)            Pro Rata Repurchase Offer of Common Stock.  If at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period the Company consummates a Pro Rata Repurchase Offer of Common Stock, then the Exercise Price shall be reduced to the price determined by the following formula:

EP1 = EP0  x  (OS0 x CP0) – AP
                       (OS0 – SP) x CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(c) (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(c);

OS0	=	the number of Fully Diluted shares of Common Stock outstanding immediately before consummation of such Pro Rata Repurchase Offer;

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CP0	=
the Closing Sale Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase Offer;

AP	=
the aggregate purchase price (including the fair market value, as determined in good faith by the Board of Directors of the Company, of any non-cash consideration included therein) paid for the shares of Common Stock repurchased in the Pro Rata Repurchase Offer; and

SP	=	the number of shares of Common Stock so repurchased in the Pro Rata Repurchase Offer.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 3.1(c).

(d)               Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change prior to the expiration of the Exercise Period, the Company shall make appropriate provision to ensure that the Holder of the Warrant shall have the right to acquire and receive, upon exercise of such Warrant, such cash, stock, securities or other assets or property as would have been issued or payable in such Organic Change (if the holder had exercised such Warrant immediately prior to such Organic Change) with respect to or in exchange, as applicable, for the number of Warrant Exercise Shares that would have been issued upon exercise of such Warrant, if such Warrant had been exercised immediately prior to the occurrence of such Organic Change.

(e)                 Notwithstanding Section 3.1(d) or anything contained in this Warrant Certificate, in the event of any Third Party Cash Sale, the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised Warrant outstanding immediately prior to the consummation of such Third Party Cash Sale (the “Third Party Sale Closing”), cash in an amount equal to the excess, if any, of the Third Party Sale Price over the Exercise Price; provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of the Third Party Sale Price that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock or to the Company or its Subsidiaries, as applicable.  Upon the occurrence of a Third Party Sale Closing, all unexercised Warrants outstanding immediately prior to the Third Party Sale Closing shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants, except as required by this Section 3.1(e).  For the avoidance of doubt, the Holders shall not be entitled to any payment or consideration with respect to any Third Party Cash Sale with respect to which the Third Party Sale Price is equal to or less than the Exercise Price.
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(f)                 Ordinary Dividends.  The Closing Sale Price of a share of Common Stock as of the Date of Issuance is $[__] (the “Initial Per Share Value”).  In the event that the Exercise Price is adjusted pursuant to Section 3.1(a) hereof, the Initial Per Share Value shall be similarly adjusted.  To the extent that the adjustment under Section 3.1(b) with respect to ordinary dividends would reduce the Exercise Price below the Initial Per Share Value, as adjusted from time to time, such adjustment shall not be made unless otherwise permitted under Section 409A of the Code.

Section 3.2                  Notices.  Whenever the number and/or kind of Warrant Exercise Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver, or cause to be prepared and delivered, forthwith to the Holder a written statement setting forth the adjusted number and/or kind of shares purchasable upon the exercise of the Warrant and the Exercise Price of such shares after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and give written notice to the Holder in the manner provided in Section 6.2 below, of the record date or the effective date of the event.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Section 3.3                  Form of Warrant After Adjustments.  The form of the Warrant Certificate need not be changed because of any adjustments in the Exercise Price or the number or kind of the Common Stock, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in Warrants, as initially issued.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.

Section 3.4                  Deferral or Exclusion of Certain Adjustments.  No adjustment to the Exercise Price or the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or the number of Warrant Exercise Shares; provided, that any adjustments which by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section shall be made to the nearest one one thousandth (1/1,000 ) of one cent ($0.01) or to the nearest one one thousandth (1/1,000 ) of a share, as the case may be.

ARTICLE IV

TRANSFER AND EXCHANGE
OF WARRANTS

Section 4.1                  Transfer of the Warrant.  The Warrant shall only be assignable or transferable by will or by the laws of descent and distribution, subject to any transfer restrictions set forth in the Company’s Articles of Incorporation; provided, that the Holder may transfer all or a portion of the Warrant to (A) the Holder’s spouse, children or grandchildren (“Immediate
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Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Company, provided, however, that no such transfer may be for consideration.

Section 4.2                  Obligations with Respect to Transfers and Exchanges of the Warrant.

(a)               All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Certificate as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(b)                No service charge shall be made to the Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.

Section 4.3                  Registry of Warrants.

(a)               The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(b)                The Company shall register the transfer of any portion of this Warrant Certificate in the registry upon the Holder’s compliance with this Article IV, provided that such transfer is made in compliance with the Securities Act and state securities laws.

Section 4.4                  Fractional Warrants.  The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a Warrant.

ARTICLE V

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

Section 5.1                  No Rights or Liability as Stockholder.  Nothing contained in the Warrant shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.  The consent of any Holder shall not be required with respect to any action or proceeding of the Company and no Holder shall have any right not expressly conferred hereunder. No holder, by reason of the ownership or possession of this Warrant shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the exercise of this Warrant.  No provision hereof and no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price hereunder or as a
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stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 5.2                   Notice to Holders.  The Company shall give notice to Holders by regular mail or press release if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

(a)                the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

(b)               the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(c)	a Pro Rata Repurchase Offer;

(d)	a dissolution, liquidation or winding up of the Company;

(e)	an Organic Change; or

(f)	the consummation of a Third Party Cash Sale.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such Organic Change, dissolution, liquidation or winding up, or of the proposed date of such Third Party Sale Closing or the proposed effective date of such Pro Rata Repurchase Offer, as applicable.  Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be.  Failure to provide such notice shall not affect the validity of any action taken in connection with any such dividend, distribution or subscription rights, Pro Rata Repurchase Offer, Third Party Cash Sale, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.  For the avoidance of doubt, no such notice shall supersede or limit any adjustment called for by Section 3.1 by reason of any event as to which notice is required by this Section.

Section 5.3                  Lost, Stolen, Mutilated or Destroyed Warrant Certificates.  If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and, if provided with all necessary information and documents, deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence and an affidavit reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Certificate, and, if requested by either the Company, a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the loss, theft, mutilation or destruction of any such Warrant Certificate or the issuance of such new certificate.  Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay
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such other reasonable charges as the Company may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

Section 5.4                  No Restrictive Legends.  No legend shall be stamped or imprinted on any stock certificate for Common Stock issued upon the exercise of any Warrant and or stock certificate issued upon the direct or indirect transfer of any such Common Stock.

Section 5.5                  Cancellation of the Warrant.  If the Company shall purchase or otherwise acquire the Warrant, this Warrant Certificate shall thereupon be delivered to the Company to be cancelled by it and retired.  The Company shall cancel all Warrant Certificates surrendered, and accepted, for exchange, substitution, transfer or exercise in whole or in part.

Section 5.6                  Reimbursement of Excise Tax.  In the event that the Holder incurs any Excise Tax (as defined in the Holder’s Employment Agreement) on any payments or benefits under this Warrant Certificate, the Company shall gross-up the Holder the amount of such Excise Tax incurred in accordance with the provisions of Section 7(b) of the Employment Agreement (such provisions to apply irrespective of whether the Employment Agreement or its Term continues in effect at the time of such Excise Tax) and such Section 7(b) of the Employment Agreement relating to the Gross-Up Payment (as defined in the Employment Agreement) shall be incorporated with full effect into this Agreement, provided that any reference to “you” and to “this Agreement” in such Section 7(b) shall be deemed to refer to the Holder and this Warrant Certificate, respectively.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1                   Binding Effects; Benefits.  This Warrant Certificate shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns.  Nothing in this Warrant Certificate, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate.

Section 6.2                   Notices.  Unless a provision herein permits notice by way of a press release, any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission.  Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Company, to:

Genco Shipping & Trading Limited
299 Park Avenue
New York, New York 10171
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Facsimile: (646) 443-8551
Attention: John C. Wobensmith

with copies (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 715-8100
Attention: Thomas E. Molner

if to Holder, at its address or facsimile number as appears on the books of the Company maintained for such purpose or as specified in a notice given in accordance with this Section 6.2.

Section 6.3                  Persons Having Rights under this Warrant Certificate.  Nothing in this Warrant Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder, any right, remedy, or claim under or by reason of this Warrant Certificate or of any covenant, condition, stipulation, promise, or agreement hereof.  All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Certificate shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holder.

Section 6.4                  Counterparts.  This Warrant Certificate may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 6.5                   Effect of Headings.  The section headings herein are for convenience only and are not part of this Warrant Certificate and shall not affect the interpretation hereof.

Section 6.6	Amendments.

(a)                Subject to Section 6.6(b) below, this agreement may not be amended except in writing signed by both parties hereto.

(b)               The Company may from time to time supplement or amend this Warrant Certificate or the Warrant –

(i)            without the approval of the Holder in order to cure any ambiguity, manifest error or other mistake in this Warrant Certificate or the Warrant, or to correct or supplement any provision contained herein or in the Warrant that may be defective or inconsistent with any other provision herein or in the Warrant, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holder in any material respect, or
17

(ii)            with the prior written consent of the Holder.

(c)                Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 6.6 will be binding upon the Holder and upon each future Holder and the Company.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to the Holder and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange. Any failure of the Company to give such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.7                  No Inconsistent Agreements; No Impairment.  The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in the Warrant or the provisions hereof.  The Company represents and warrants to the Holder that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements.  The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrant and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holder against impairment.

Section 6.8                   Integration/Entire Agreement.  This Warrant Certificate is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrant.  This Warrant Certificate and the Warrant supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 6.9                  Governing Law, Etc.  This Warrant Certificate and each Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State.  Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Warrant Certificate or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 6.2 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Section 6.10               Termination.  This Warrant Certificate will terminate on the earlier of (i) such date when the Warrant has been exercised with respect to all shares subject thereto, or (ii)
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the expiration of the Exercise Period.  The provisions of this Article VI shall survive such termination.

Section 6.11               Waiver of Trial by Jury.  Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant Certificate and the transactions contemplated hereby.

Section 6.12               Remedies.  The Company hereby agrees that, in the event that the Company violates any provisions of a Warrant (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder may be inadequate.  In such event, the Holder shall have the right, in addition to all other rights and remedies any of them may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Warrant Certificate.

Section 6.13              Severability.  In the event that any one or more of the provisions contained in this Warrant Certificate, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby.

[Signature Page Follows]

19

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer as of the day and year first above written.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

20

EXHIBIT A

EXERCISE FORM FOR HOLDER
(To be executed upon exercise of Warrant)

The undersigned, being the holder of the Warrant Certificate issued by Genco Shipping & Trading Limited identified below, hereby irrevocably elects to exercise the right to purchase the number of shares of Common Stock indicated below pursuant to the net issuance exercise provisions of Section 2.4(a) of the Warrant Certificate.

Warrant Certificate Number
Number of Shares of Common Stock

(Total number of shares of Common Stock for which the Warrant is being exercised, before withholding for the Exercise Price.  Not to exceed the number of shares of Common Stock for which such Warrant is exercisable in the aggregate.)

Signature of Holder:

By:

Name:

Title:

Date:

EXHIBIT F

MIP RESTRICTED STOCK AGREEMENT – JOHN C.WOBENSMITH

FORM

Genco Shipping & Trading Limited
Executive Officer Restricted Stock Grant Agreement

THIS AGREEMENT, made as of [Month] [Day], [Year], between GENCO SHIPPING & TRADING LIMITED (the “Company”) and John C. Wobensmith (the “Participant”).

WHEREAS, the Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time, the “Prepack Plan”) pertaining to the Company has become effective;

WHEREAS, pursuant to and in furtherance of the Prepack Plan, the Company has adopted the Genco Shipping & Trading Limited 2014 Management Incentive Plan (the “MIP”), effective as of the “Effective Date” of the Prepack Plan (as defined in the Prepack Plan), in order to grant warrants to purchase shares of shares of common stock of the reorganized Company (“Common Stock”) and to grant restricted shares of Common Stock;

WHEREAS, the MIP provides that the Board of Directors of the Company or its delegatee (collectively, the “Board of Directors”) shall administer the MIP and determine the key persons to whom awards shall be granted and the amount and type of such awards; and

WHEREAS, pursuant to the Prepack Plan, the Board of Directors has determined to grant the Participant an award under the MIP as set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.                  Grant of Restricted Stock.  Pursuant to, and subject to, the terms and conditions set forth herein (including without limitation Section 17 hereof) and in the MIP, the Board of Directors hereby grants to the Participant [Number of Shares] restricted shares (the “Restricted Stock”) of Common Stock.

2.                   Grant Date.  The Grant Date of the Restricted Stock is [Month] [Day], [Year].

3.                  Incorporation of MIP.  All terms, conditions and restrictions of the MIP are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the MIP and this Agreement, the terms and conditions of the MIP, as interpreted by the Board of Directors, shall govern.  Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the MIP.

4.	Vesting.

(a)                Subject to Section 4(b) hereof and the further provisions of this Agreement, a number of whole shares of Restricted Stock equal to 1/3 of the total number of shares granted hereunder shall vest on each of the first three anniversaries of the Grant Date

(rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary) (each such date, a “Vesting Date”).

(b)                In the event of the occurrence of a Change in Control, as defined in Section 3.8(a) of the MIP, as in effect on the date of such occurrence, the Restricted Stock shall become vested in full on the date of such Change in Control.

5.                  Restrictions on Transferability.  Until a share of Restricted Stock vests, the Participant shall not transfer the Participant’s rights to such share of Restricted Stock or to any rights related thereto.  In addition, any transfers shall also be subject to the transfer restrictions set forth in the Company’s Articles of Incorporation.  Any attempt to transfer unvested shares of Restricted Stock or any rights related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall not vest the transferee with any interest or right in or with respect to such shares of Restricted Stock or such related rights.

6.	Termination of Service.

(a)                In the event that the Participant’s Service with the Company terminates before all the shares of Restricted Stock are vested for any reason other than a termination by the Company without cause (as defined in the MIP), by the Participant for Good Reason (as defined in the Participant's Employment Agreement with the Company dated as of September 21, 2007, as amended  (the “Employment Agreement”)), or the Participant’s death or disability (as defined in the MIP), all unvested shares of Restricted Stock, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(b)               In the event that, before all the shares of Restricted Stock are vested, the Participant’s Service with the Company is terminated by the Company without cause (as defined in the MIP) or by the Participant for Good Reason, all shares of Restricted Stock shall become vested immediately prior to such termination of Service.

(c)                In the event that, before all the shares of Restricted Stock are vested, the Participant’s Service with the Company terminates for reason of the Participant’s death or disability (as defined in the MIP), a Pro Rata Portion of the shares of Restricted Stock shall become vested immediately prior to the date such Service terminates in addition to the portion of the shares of Restricted Stock which have already become vested as of such date, and all other shares of Restricted Stock which are not and have not become vested, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Pro Rata Portion” shall mean that number of shares of Restricted Stock that would become vested on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Grant Date if there is no preceding Vesting Date) and the date of termination of Service.

7.	Issuance of Shares.

(a)                Reasonably promptly after the Grant Date, the Company shall issue and deliver to the Participant stock certificates, registered in the name of the Participant, evidencing the shares of Restricted Stock or shall instruct its transfer agent to issue shares of Restricted Stock which shall be maintained in book entry form on the books of the transfer agent.  The Restricted Stock, if certificated, shall bear the following legend:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION ENCUMBRANCE OR OTHER DISPOSAL OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE GENCO SHIPPING & TRADING LIMITED 2014 MANAGEMENT INCENTIVE PLAN AND A RESTRICTED STOCK GRANT AGREEMENT BETWEEN GENCO SHIPPING & TRADING LIMITED AND THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN AND RESTRICTED STOCK GRANT AGREEMENT SHALL BE VALID OR EFFECTIVE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF GENCO SHIPPING & TRADING LIMITED.”

If the Restricted Stock is in book entry form, it shall be subject to electronic coding or stop order indicating that such shares of Restricted Stock are restricted by the terms of this Agreement and the MIP.  Such legend, electronic coding or stop order shall not be removed until such shares of Restricted Stock vest.

(b)               Reasonably promptly after any such shares of Restricted Stock vest pursuant to Section 4 hereof, (i) in the case of certificated shares, in exchange for the surrender to the Company of the certificates evidencing the Restricted Stock, delivered to the Participant under Section 7(a) hereof, and the certificates evidencing any other securities received in respect of such shares, if any, the Company shall issue and deliver to the Participant (or the Participant’s legal representative, beneficiary or heir) certificates evidencing such shares of Restricted Stock and such other securities, free of the legend provided in Section 7(a) hereof and (ii) in the case of book entry shares, the Company shall cause to be lifted and removed any electronic coding or stop order established pursuant to Section 7(a) hereof.

(c)                The Company may require as a condition of the delivery of stock certificates or the removal of any electronic coding or stop order, pursuant to Section 7(b) hereof, that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to the vesting of the applicable shares.  The Board of Directors, in its sole discretion, may permit the Participant to satisfy such obligation by delivering shares of Common Stock or by directing the Company to withhold from delivery shares of Common Stock, in either case valued at their Fair Market Value on the Vesting Date with fractional shares being settled in cash.

(d)               The Participant shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of the grant of Restricted Stock, except to the extent a stock certificate is issued therefor or an appropriate book entry is made on the books of the transfer agent reflecting the issuance thereof pursuant to Section 7(a) hereof, and then only from the date such certificate is issued or such book entry is made.  Upon the issuance of a stock certificate or the making of an appropriate book entry on the books of the transfer agent, the Participant shall have the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares, subject to the restrictions on transferability and the forfeiture provisions, as set forth in this Agreement.

8.                    Securities Matters.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “1933 Act”) of any interests in the MIP or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws.  The Company shall not be obligated to cause to be issued any shares, whether by means of stock certificates or appropriate book entries, unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Board of Directors may require, as a condition of the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates bear such legends and any book entries be subject to such electronic coding, as the Board of Directors, in its sole discretion, deems necessary or desirable.  The Participant specifically understands and agrees that the shares of Common Stock, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares indefinitely unless they are registered under such Act or an exemption from such registration is available.

9.                  Dividends, etc.  Any cash dividends or other property (but not including securities) received by a Participant with respect to a share of Restricted Stock shall be returned to the Company in the event such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Any securities received by a Participant with respect to a share of Restricted Stock as a result of any dividend, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests and shall be forfeited if such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Unless the Board of Directors otherwise determines, such securities shall bear the legend or be subject to the electronic coding or stop order set forth in Section 7(a) hereof.

10.                Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

11.               Right of Discharge Preserved.  Nothing in this Agreement shall confer upon the Participant the right to continue in the employ or other service of the Company, or affect any right which the Company may have to terminate such employment or service.

12.                Integration.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including, without limitation, the MIP, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.                Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.                Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

15.                Obligation to Notify.  If the Participant makes the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and shall within the same 10-day period remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to such inclusion in Participant’s income. The Participant should consult with his or her tax advisor to determine the tax consequences of acquiring the Restricted Stock and the advantages and disadvantages of filing the Section 83(b) election.  The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Section 83(b), even if the Participant requests the Company or its representatives to make this filing on his or her behalf.

16.                Reimbursement for Excise Tax.  In the event that the Participant incurs any Excise Tax (as defined in the Employment Agreement) on any payments or benefits under this Agreement, the Company shall gross-up the Participant the amount of such Excise Tax incurred in accordance with the provisions of Section 7(b) of the Employment Agreement (such provisions to apply irrespective of whether the Employment Agreement or its Term continues in effect at the time of such Excise Tax) and such Section 7(b) of the Employment Agreement relating to the Gross-Up Payment (as defined in the Employment Agreement) shall be incorporated with full effect into this Agreement, provided that any reference to “you” and to

“this Agreement” in such Section 7(b) shall be deemed to refer to the “Participant” and this Agreement, respectively.

17.                Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the MIP.  The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in respect of the MIP, this Agreement and the Restricted Stock shall be final and conclusive.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the MIP as of the day and year first written above.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

John C. Wobensmith

EXHIBIT G

MIP WARRANT AGREEMENT – ROBERT GERALD BUCHANAN

THIS WARRANT CERTIFICATE WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 P.M., NEW YORK CITY TIME, ON [__], 2020

WARRANT TO PURCHASE

[__] SHARES OF COMMON STOCK OF

GENCO SHIPPING & TRADING LIMITED

PURSUANT TO THE GENCO SHIPPING & TRADING LIMITED 2014
MANAGEMENT INCENTIVE PLAN

ISSUE DATE:  [__], 2014

No. W-[__]

This certifies that, for value received, Robert Gerald Buchanan (the “Holder”), is entitled to purchase from Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), subject to the terms and conditions hereof and the Plan, at any time before 5:00 p.m., New York time, on [__], 2020, the number of fully paid and non-assessable shares of common stock of the reorganized Company authorized and issued pursuant to the Prepack Plan and the articles of incorporation of the reorganized Company (“Common Stock”) set forth above at the Exercise Price (as defined herein).  The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III of this Warrant Certificate.  The initial Exercise Price shall be $[__].  In the event of any conflict between the terms hereof and the Plan, the terms of the Plan shall control.

ARTICLE I

DEFINITIONS

Section 1.1                  Definition of Terms.  As used in this Warrant Certificate, the following capitalized terms shall have the following respective meanings:

(a)                “Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

(b)                “Business Day” means any day on which commercial banks are not authorized or permitted to close in the City of New York, Borough of Manhattan.

(c)                “Closing Sale Price” of the Common Stock on any date of determination means:

(i)            if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii)           if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the 10 consecutive trading days immediately prior to such date of determination, as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded;

(iii)         if the Common Stock is not listed on a U.S. national or regional securities exchange, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the 10 consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv)         in all other cases, as determined in good faith by the Board of Directors of the Company.

The Closing Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Closing Sale Price shall be appropriately adjusted by the Company in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten consecutive trading days immediately prior to the day as of which “Current Sale Price” is being determined.

For these purposes the term “ex date”, when used:

(i)            with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution;

(ii)          with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

(iii)         with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

Whenever such adjustments shall be made to the Current Sale Price as may be necessary or appropriate to effectuate the intent of this Warrant and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

(d)                “Common Stock” has the meaning set forth in the preamble, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

(e)                “Company” has the meaning set forth in the preamble.

(f)                  “Date of Issuance” means [__].

(g)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)                “Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

(i)                  “Exercise Form” has the meaning set forth in Section 2.4(b) hereof.

(j)                  “Exercise Period” has the meaning set forth in Section 2.2(c) hereof.

(k)                 “Exercise Price” has the meaning set forth in Section 2.1(a) hereof.

(l)                  “Fully Diluted” means all Common Stock outstanding as of the applicable measurement date together with all Common Stock then issuable upon (i) the conversion of convertible securities of the Company at the then applicable conversion rate, and (ii) the exercise of any options or warrants then exercisable for Common Stock; provided that, for purposes of clauses (i) and (ii), all conditions to the convertibility and/or exercisability of convertible securities, options and warrants of the Company, shall be deemed to have been satisfied.

(m)               “Governmental Authority” means any (i) government, (ii) governmental or quasi‑ governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

(n)                “Holder” has the meaning set forth in the preamble.

(o)                 “Immediate Family Members”  has the meaning set forth in Section 4.1 hereof.

(p)                 “Initial Per Share Value” has the meaning set forth in Section 3.1(e) hereof.

(q)                “Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, the Republic of the Marshall

Islands, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

(r)                  “Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of a majority of the Company’s assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or other assets or property with respect to or in exchange for Common Stock, other than a transaction which triggers an adjustment pursuant to Sections 3.1(a), (b) or (c).

(s)                “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

(t)                 “Plan” means the 2014 Management Incentive Plan of the Company, as amended from time to time.

(u)                “Prepack Plan” means the “Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code,” dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time).

(v)                “Pro Rata Portion of the Warrant” has the meaning set forth in Section 2.3(b)(i).

(w)               “Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock to purchase or exchange their shares of Common Stock, in the case of both (i) or (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Warrant is outstanding.  The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

(x)                 “Securities Act” means the Securities Act of 1933, as amended.

(y)                 “Service” means a continuous time period during which the Holder is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(z)                 “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

(aa)              “Third Party Cash Sale” means in any such case with a purchaser that is not an Affiliate of the Company: (i) any merger, consolidation, or other similar transaction or series of transactions to which the Company is a party and pursuant to which the Company is not the surviving Person in such transaction and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash or (ii) the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole and the consideration received by the Company’s shareholders (directly or indirectly) consists solely of cash.

(bb)            “Third Party Sale Price” means, with respect to any Third Party Cash Sale, the quotient of (x) the aggregate cash consideration received by the shareholders (directly or indirectly) in connection with the applicable Third Party Cash Sale, divided by (y) the number of Fully Diluted Shares of Common Stock outstanding immediately before the Third Party Sale Closing.

(cc)             “Warrant Exercise Shares” means the shares of Common Stock issued upon the applicable exercise of a Warrant.

Section 1.2	Rules of Construction.

(a)                The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa.  The use herein of a word of any gender shall include correlative words of all genders.

(b)                Unless otherwise specified, references to Articles, Sections and other subdivisions of this Warrant are to the designated Articles, Sections and other subdivision of this Warrant as originally executed.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Warrant as a whole.

(c)                References to “$” are to dollars in lawful currency of the United States of America.

(d)               The Exhibits attached hereto are an integral part of this Warrant.

ARTICLE II

TERMS AND EXERCISE OF WARRANT

Section 2.1                  Exercise Price.  Each Warrant shall entitle the Holder to, subject to the provisions of the Plan and of this Warrant Certificate, the right to purchase from the Company the number of shares of Common Stock, at the price of $[__] per share (as the same may be hereafter adjusted in accordance herewith, the “Exercise Price”), specified on the first page of this Warrant Certificate.

Section 2.2                  Exercise Period.  Subject to the further provisions of this Warrant Certificate, the Warrant shall be exercisable as follows:

(a)               Subject to Section 2.2(b), the Warrant shall become exercisable with respect to a number of whole shares equal to 1/3 of the shares subject to the Warrant on each of the first three (3) anniversaries of the Date of Issuance (rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary).  Each such anniversary is referred to as a “Vesting Date.”

(b)                In the event of a Change in Control of the Company, as defined in the Plan, the Warrant shall become exercisable in full on the effective date of the Change in Control.

(c)               The Warrant may be exercised by the Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Warrant becomes exercisable in accordance with Sections 2.2(a) and 2.2(b) hereof and prior to 5:00 P.M., New York time on the sixth (6th) anniversary hereof, unless terminated earlier pursuant to this Warrant Certificate or the Plan (the “Exercise Period”).   To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Section 2.3	Termination of Service

(a)               If the Holder’s Service is terminated for cause, as defined in the Plan, or if the Holder resigns without the Company’s prior consent, the Warrant, to the extent not theretofore exercised, shall terminate upon the commencement of business on the date of the Holder’s termination of Service.

(b)                If the Holder’s Service is terminated due to the Holder’s death or disability (as defined below) or by the Company without cause, as defined in the Plan, then the Pro Rata Portion of the Warrant (as defined below) shall become exercisable as of such date in addition to the portion of the Warrant which is already exercisable as of such date.  The Warrant, to the extent exercisable as of the date of termination (including, but not limited to, the Pro Rata Portion of the Warrant), shall remain exercisable until the one year anniversary of such termination (but in no event beyond the expiration of the Exercise Period), and the Warrant, to the extent not exercisable as of the date of termination, shall expire as of the date of termination.  For the purposes of this Section 2.3(b):

(i)            The “Pro Rata Portion of the Warrant” shall mean that number of shares with respect to which the Warrant that would become exercisable on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Date of Issuance, if there is no preceding Vesting Date) and the date of termination of Service.

(ii)           “Disability” shall mean any physical or mental condition that would qualify the Holder for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Holder from performing the essential functions of the Holder’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Company.

(c)                 If the Holder’s Service is terminated other than as set forth above, the Holder may exercise the Warrant (i) only to the extent that the Holder was entitled to exercise the Warrant on the termination of Service date; and (ii) exercise must occur within three months after termination of Service but in no event after the original expiration date of the Warrant.

Section 2.4	Method of Exercise.

(a)                In connection with the exercise of the Warrant, the Exercise Price shall be paid as provided in this Section 2.4(a).  In connection with the exercise of the Warrant, the Holder of such Warrant shall exchange the Common Stock purchase rights represented thereby by surrendering such Warrant to the Company, together with a written notice to the Company that the Holder is exchanging the Warrant (or a portion thereof) for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which this Warrant Certificate is exercisable, specified in the notice, from which the Company shall withhold and not issue to such Holder, in payment of the Exercise Price thereof, a number of such Warrant Exercise Shares equal to (x) the number of Warrant Exercise Shares for which the Warrant is being exercised, multiplied by (y) the Exercise Price, and divided by (z) the Closing Sale Price on the Exercise Date (and such withheld shares shall no longer be issuable under the Warrant, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld shares); provided, however, that the shares withheld, when valued based on the fair market value determined under Treasury Regulation 1.409A-1(b)(5)(iv)(A), shall have a value not less than the aggregate Exercise Price.  The issuance of any shares shall be subject to Section 3.6 of the Plan with respect to withholding of taxes and the Company may appropriately reduce the number of Warrant Exercise Shares in order to satisfy any withholding obligation.

(b)                Subject to the terms and conditions of the Plan and this Warrant Certificate, the Holder of a Warrant may exercise, in whole or in part, such Holder’s right to purchase the Warrant Exercise Shares issuable upon exercise of such Warrant, by providing an exercise form for the election to exercise such Warrant (“Exercise Form”) substantially in the form of Exhibit A hereto, properly completed and duly executed by the Holder thereof to the Company.

(c)                Any exercise of the Warrant pursuant to the terms of this Warrant Certificate shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(d)                Upon receipt of an Exercise Form pursuant to Section 2.4(a), the Company shall:

(i)            examine such Exercise Form and all other documents delivered to it by or on behalf of Holder as contemplated hereunder to ascertain whether or not, on its face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof; and

(ii)            if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled.

(e)                The Company reserves the right to reasonably reject any and all Exercise Forms that it determines, in its sole discretion, are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Any such determination by the Company shall be final and binding on the Holder, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the conditions to any particular exercise of Warrant or any defects in the Exercise Form(s) with regard to any particular exercise of the Warrant.  The Company shall not be under any duty to give notice to the Holder of any irregularities in any exercise of the Warrant, nor shall it incur any liability for the failure to give such notice.

Section 2.5	Issuance of Common Stock.

(a)                 Upon exercise of the Warrant pursuant to Section 2.4, the Company shall promptly at its expense, and in no event later than five (5) Business Days thereafter, cause to be issued to the Holder of  the Warrant the total number of whole shares of Common Stock for which the Warrant is being exercised, subject to Section 2.4(a) (as the same may be hereafter adjusted pursuant to Article III) in such denominations as are requested by the Holder.

(b)                Notwithstanding the five (5) Business Day period described in Section 2.5(a), the Warrant Exercise Shares shall be deemed to have been issued to the Holder at the time at which all of the conditions to such exercise have been fulfilled, and the Holder shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.

(c)                If less than all of the shares evidenced by the Warrant Certificate are exercised at any time prior to the termination of the Exercise Period, a new Warrant Certificate or Warrant Certificates shall be issued for the remaining number of shares evidenced by the Warrant Certificate.

Section 2.6                  Reservation of Shares.   The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of the Warrant.  The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents or any requirements of any national securities exchange upon which shares of Common Stock may be listed.  The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

Section 2.7                  Fractional Shares.  Notwithstanding any provision to the contrary contained in this Warrant Certificate, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of the Warrant, and in any case where the Holder would, except for the provisions of this Section 2.7, be entitled under the terms of the Warrant to receive a fraction of a share upon the exercise of the Warrant, the Company shall, upon the exercise of the Warrant, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights to be entitled to any payment with respect to such fraction of a share); provided, that if more than one Warrant is presented for exercise at the same time by the same Holder, the number of whole Warrant Exercise Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such Warrants.

Section 2.8                 Public Offering.  Notwithstanding any other provision hereof, if an exercise of any portion of a Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of such Warrant may, at the election of the holder thereof, be conditioned upon the consummation of such registered public offering or sale of the Company, in which case such exercise shall be deemed to be effective concurrently with the consummation of such transaction.

Section 2.9                  Close of Books; Par Value.  The Company shall not close its books against the transfer of any Warrant or any Warrant Exercise Shares in any manner which interferes with the timely exercise of such Warrant.  The Company shall use commercially reasonable efforts to, from time to time, take all such action as may be necessary to assure that the par value per share of the unissued shares of Common Stock acquirable upon exercise of each Warrant is at all times equal to or less than the Exercise Price then in effect.

Section 2.10               Payment of Taxes.   The Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any shares of Common Stock (including certificates therefor) or payment of cash or other property to any recipient other than the Holder of the Warrant surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue or deliver any shares or pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

ARTICLE III

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
WARRANT EXERCISE SHARES

In order to prevent dilution of the rights granted under each Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Article III, and the number of shares of Common Stock obtainable upon exercise of each Warrant shall be subject to adjustment from time to time as provided in this Article III; provided, however, that no such adjustment shall be made to the extent that it would cause the Warrant to be subject to tax under Section 409A of the Internal Revenue Code of 1986, as amended.

Section 3.1	Adjustments.

(a)               Subdivision or Combination of Common Stock.  If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period subdivides (by any stock split, stock dividend or reclassification) the Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately increased.  If the Company at any time prior to the expiration of the Exercise Period combines (by reverse stock split, or reclassification) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately increased and the number of Warrant Exercise Shares issuable upon exercise of the Warrant shall be proportionately decreased. Any adjustment under this Section 3.1(a) shall become effective immediately upon the effectiveness of such subdivision or combination.

(b)               Distributions. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period fixes a record date for the making of a distribution to all holders of shares of the Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends or distributions referred to in Section 3.1(a)), then, in each such case, the Exercise Price in effect prior to such record date shall be adjusted thereafter to the price determined by the following formula:

EP1 = EP0  x (CP0 - FV)/CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(b);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(b);

CP0	=	the Closing Sale Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way without the right to receive such distribution; and

FV	=
the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock, as determined by the Board of Directors of the Company, acting in good faith.

Such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Exercise Shares issuable upon the exercise of the Warrant represented by this Warrant Certificate before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment.

In the event that such distribution is not so made, the Exercise Price and the number of Warrant Exercise Shares issuable upon exercise of the Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Exercise Shares that would then be issuable upon exercise of the Warrant if such record date had not been fixed.

(c)                Pro Rata Repurchase Offer of Common Stock.  If at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period the Company consummates a Pro Rata Repurchase Offer of Common Stock, then the Exercise Price shall be reduced to the price determined by the following formula:

EP1 = EP0  x  (OS0 x CP0) – AP
                       (OS0 – SP) x CP0

where
EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 3.1(c) (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 3.1(c);

OS0	=	the number of Fully Diluted shares of Common Stock outstanding immediately before consummation of such Pro Rata Repurchase Offer;

CP0	=
the Closing Sale Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase Offer;

AP	=	the aggregate purchase price (including the fair market value, as determined in good faith by the Board of Directors of the Company, of any non-cash consideration included therein) paid for the shares of Common Stock repurchased in the Pro Rata Repurchase Offer; and

SP	=	the number of shares of Common Stock so repurchased in the Pro Rata Repurchase Offer.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 3.1(c).

(d)                Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change prior to the expiration of the Exercise Period, the Company shall make appropriate provision to ensure that the Holder of the Warrant shall have the right to acquire and receive, upon exercise of such Warrant, such cash, stock, securities or other assets or property as would have been issued or payable in such Organic Change (if the holder had exercised such Warrant immediately prior to such Organic Change) with respect to or in exchange, as applicable, for the number of Warrant Exercise Shares that would have been issued upon exercise of such Warrant, if such Warrant had been exercised immediately prior to the occurrence of such Organic Change.

(e)                 Notwithstanding Section 3.1(d) or anything contained in this Warrant Certificate, in the event of any Third Party Cash Sale, the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised Warrant outstanding immediately prior to the consummation of such Third Party Cash Sale (the “Third Party Sale Closing”), cash in an amount equal to the excess, if any, of the Third Party Sale Price over the Exercise Price; provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of the Third Party Sale Price that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock or to the Company or its Subsidiaries, as applicable.  Upon the occurrence of a Third Party Sale Closing, all unexercised Warrants outstanding immediately prior to the Third Party Sale Closing shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants, except as required by this Section 3.1(e).  For the avoidance of doubt, the Holders shall not be entitled to any payment or consideration with respect to any Third Party Cash Sale with respect to which the Third Party Sale Price is equal to or less than the Exercise Price.

(f)                 Ordinary Dividends.  The Closing Sale Price of a share of Common Stock as of the Date of Issuance is $[__] (the “Initial Per Share Value”).  In the event that the Exercise Price is adjusted pursuant to Section 3.1(a) hereof, the Initial Per Share Value shall be similarly adjusted.  To the extent that the adjustment under Section 3.1(b) with respect to ordinary dividends would reduce the Exercise Price below the Initial Per Share Value, as adjusted from time to time, such adjustment shall not be made unless otherwise permitted under Section 409A of the Code.

Section 3.2                  Notices.  Whenever the number and/or kind of Warrant Exercise Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver, or cause to be prepared and delivered, forthwith to the Holder a written statement setting forth the adjusted number and/or kind of shares purchasable upon the exercise of the Warrant and the Exercise Price of such shares after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and give written notice to the Holder in the manner provided in Section 6.2 below, of the record date or the effective date of the event.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Section 3.3                  Form of Warrant After Adjustments.  The form of the Warrant Certificate need not be changed because of any adjustments in the Exercise Price or the number or kind of the Common Stock, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in Warrants, as initially issued.  The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.

Section 3.4                 Deferral or Exclusion of Certain Adjustments.  No adjustment to the Exercise Price or the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or the number of Warrant Exercise Shares; provided, that any adjustments which by reason of this Section 3.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section shall be made to the nearest one one thousandth (1/1,000 ) of one cent ($0.01) or to the nearest one one thousandth (1/1,000 ) of a share, as the case may be.

ARTICLE IV

TRANSFER AND EXCHANGE
OF WARRANTS

Section 4.1                  Transfer of the Warrant.  The Warrant shall only be assignable or transferable by will or by the laws of descent and distribution, subject to any transfer restrictions set forth in the Company’s Articles of Incorporation; provided, that the Holder may transfer all or a portion of the Warrant to (A) the Holder’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Company, provided, however, that no such transfer may be for consideration.

Section 4.2                  Obligations with Respect to Transfers and Exchanges of the Warrant.

(a)               All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Certificate as the Warrant Certificates surrendered upon such registration of transfer or exchange.

(b)                No service charge shall be made to the Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.

Section 4.3	Registry of Warrants.

(a)               The Company shall maintain a registry showing the name and address of the Holder as the registered holder of this Warrant Certificate. This Warrant Certificate may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

(b)               The Company shall register the transfer of any portion of this Warrant Certificate in the registry upon the Holder’s compliance with this Article IV, provided that such transfer is made in compliance with the Securities Act and state securities laws.

Section 4.4                          Fractional Warrants.  The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a Warrant.

ARTICLE V

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

Section 5.1                  No Rights or Liability as Stockholder.  Nothing contained in the Warrant shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.  The consent of any Holder shall not be required with respect to any action or proceeding of the Company and no Holder shall have any right not expressly conferred hereunder. No holder, by reason of the ownership or possession of this Warrant shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the exercise of this Warrant.  No provision hereof and no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 5.2                  Notice to Holders.  The Company shall give notice to Holders by regular mail or press release if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

(a)                the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

(b)               the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(c)	a Pro Rata Repurchase Offer;

(d)	a dissolution, liquidation or winding up of the Company;

(e)	an Organic Change; or

(f)	the consummation of a Third Party Cash Sale.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such Organic Change, dissolution, liquidation or winding up, or of the proposed date of such Third Party Sale Closing or the proposed effective date of such Pro Rata Repurchase Offer, as applicable.  Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be.  Failure to provide such notice shall not affect the validity of any action taken in connection with any such dividend, distribution or subscription rights, Pro Rata Repurchase Offer, Third Party Cash Sale, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.  For the avoidance of doubt, no such notice shall supersede or limit any adjustment called for by Section 3.1 by reason of any event as to which notice is required by this Section.

Section 5.3                  Lost, Stolen, Mutilated or Destroyed Warrant Certificates.  If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue and, if provided with all necessary information and documents, deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence and an affidavit reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Certificate, and, if requested by either the Company, a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the loss, theft, mutilation or destruction of any such Warrant Certificate or the issuance of such new certificate.  Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

Section 5.4                   No Restrictive Legends.  No legend shall be stamped or imprinted on any stock certificate for Common Stock issued upon the exercise of any Warrant and or stock certificate issued upon the direct or indirect transfer of any such Common Stock.

Section 5.5                   Cancellation of the Warrant.  If the Company shall purchase or otherwise acquire the Warrant, this Warrant Certificate shall thereupon be delivered to the Company to be cancelled by it and retired.  The Company shall cancel all Warrant Certificates surrendered, and accepted, for exchange, substitution, transfer or exercise in whole or in part.

Section 5.6                  Reduction in Benefits.  Unless the Holder and the Company agree otherwise in writing, in the event that the Holder would incur an Excise Tax on any payments or benefits under this Warrant Certificate as a result of a Change of Control (or any other change described in Section 280G(b)(2) of the Code), the Company shall reduce the payments or benefits to be paid to or granted to Holder hereunder to the greater of (i) the maximum amount payable to the Holder without the imposition of any Excise Tax with respect to the Restricted Stock and (ii) the amount that yields the Holder the greatest after-tax amount of benefits under this Warrant Certificate after taking into account any Excise Tax imposed on Holder, whether due to payments and benefits under this Warrant Certificate or otherwise.  “Excise Tax” means the tax imposed by Section 4999 of the Code and any successor tax.  The determination of whether the Holder’s payments and benefits should be reduced and the amount of any such reduction shall be made by independent counsel selected by the Company (“Independent Counsel”).  For purposes of such determination, (x) the total amount of payments and benefits received by the Holder as a result of such Change in Control (or such other change) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Independent Counsel, a payment or benefit hereunder (in whole or in part) does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code and the Treasury Regulations under Section 280G of the Code (the “Regulations”), or such “excess parachute payments” (in whole or in part) are not subject to the Excise Tax; (y) the amount of the payments and benefits hereunder that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of such payments and benefits or (B) the amount of “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code (after applying clause (x) hereof); and (z) the value of any noncash benefits or any deferred payment or benefit shall be determined by Independent Counsel in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.  All fees and expenses of Independent Counsel shall be borne by the Company.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1                  Binding Effects; Benefits.  This Warrant Certificate shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns.  Nothing in this Warrant Certificate, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant Certificate.

Section 6.2                   Notices.  Unless a provision herein permits notice by way of a press release, any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission.  Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Company, to:

Genco Shipping & Trading Limited
299 Park Avenue
New York, New York 10171
Facsimile: (646) 443-8551
Attention: John C. Wobensmith

with copies (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 715-8100
Attention: Thomas E. Molner

if to Holder, at its address or facsimile number as appears on the books of the Company maintained for such purpose or as specified in a notice given in accordance with this Section 6.2.

Section 6.3                  Persons Having Rights under this Warrant Certificate.  Nothing in this Warrant Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder, any right, remedy, or claim under or by reason of this Warrant Certificate or of any covenant, condition, stipulation, promise, or agreement hereof.  All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Certificate shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holder.

Section 6.4                 Counterparts.  This Warrant Certificate may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 6.5                  Effect of Headings.  The section headings herein are for convenience only and are not part of this Warrant Certificate and shall not affect the interpretation hereof.

Section 6.6	Amendments.

(a)                 Subject to Section 6.6(b) below, this agreement may not be amended except in writing signed by both parties hereto.

(b)               The Company may from time to time supplement or amend this Warrant Certificate or the Warrant –

(i)            without the approval of the Holder in order to cure any ambiguity, manifest error or other mistake in this Warrant Certificate or the Warrant, or to correct or supplement any provision contained herein or in the Warrant that may be defective or inconsistent with any other provision herein or in the Warrant, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holder in any material respect, or

(ii)           with the prior written consent of the Holder.

(c)                Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 6.6 will be binding upon the Holder and upon each future Holder and the Company.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to the Holder and, if appropriate, notation thereof will be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange. Any failure of the Company to give such notice or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.7                  No Inconsistent Agreements; No Impairment.  The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in the Warrant or the provisions hereof.  The Company represents and warrants to the Holder that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements.  The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrant and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holder against impairment.

Section 6.8                   Integration/Entire Agreement.  This Warrant Certificate is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrant.  This Warrant Certificate and the Warrant supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 6.9                 Governing Law, Etc.  This Warrant Certificate and each Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State.  Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Warrant Certificate or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 6.2 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Section 6.10              Termination.  This Warrant Certificate will terminate on the earlier of (i) such date when the Warrant has been exercised with respect to all shares subject thereto, or (ii) the expiration of the Exercise Period.  The provisions of this Article VI shall survive such termination.

Section 6.11               Waiver of Trial by Jury.  Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant Certificate and the transactions contemplated hereby.

Section 6.12               Remedies.  The Company hereby agrees that, in the event that the Company violates any provisions of a Warrant (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder may be inadequate.  In such event, the Holder shall have the right, in addition to all other rights and remedies any of them may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Warrant Certificate.

Section 6.13               Severability.  In the event that any one or more of the provisions contained in this Warrant Certificate, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer as of the day and year first above written.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

EXHIBIT A

EXERCISE FORM FOR HOLDER
(To be executed upon exercise of Warrant)

The undersigned, being the holder of the Warrant Certificate issued by Genco Shipping & Trading Limited identified below, hereby irrevocably elects to exercise the right to purchase the number of shares of Common Stock indicated below pursuant to the net issuance exercise provisions of Section 2.4(a) of the Warrant Certificate.

Warrant Certificate Number
Number of Shares of Common Stock

(Total number of shares of Common Stock for which the Warrant is being exercised, before withholding for the Exercise Price.  Not to exceed the number of shares of Common Stock for which such Warrant is exercisable in the aggregate.)

Signature of Holder:

By:

Name:

Title:

Date:

EXHIBIT H

MIP RESTRICTED STOCK AGREEMENT – ROBERT GERALD BUCHANAN

FORM

Genco Shipping & Trading Limited
Executive Officer Restricted Stock Grant Agreement

THIS AGREEMENT, made as of [Month] [Day], [Year], between GENCO SHIPPING & TRADING LIMITED (the “Company”) and Robert Gerald Buchanan (the “Participant”).

WHEREAS, the Prepackaged Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, dated April 16, 2014 (as such plan may be modified, amended or supplemented from time to time, the “Prepack Plan”) pertaining to the Company has become effective;

WHEREAS, pursuant to and in furtherance of the Prepack Plan, the Company has adopted the Genco Shipping & Trading Limited 2014 Management Incentive Plan (the “MIP”), effective as of the “Effective Date” of the Prepack Plan (as defined in the Prepack Plan), in order to grant warrants to purchase shares of shares of common stock of the reorganized Company (“Common Stock”) and to grant restricted shares of Common Stock;

WHEREAS, the MIP provides that the Board of Directors of the Company or its delegatee (collectively, the “Board of Directors”) shall administer the MIP and determine the key persons to whom awards shall be granted and the amount and type of such awards; and

WHEREAS, pursuant to the Prepack Plan, the Board of Directors has determined to grant the Participant an award under the MIP as set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.                 Grant of Restricted Stock.  Pursuant to, and subject to, the terms and conditions set forth herein (including without limitation Section 17 hereof) and in the MIP, the Board of Directors hereby grants to the Participant [Number of Shares] restricted shares (the “Restricted Stock”) of Common Stock.

2.                   Grant Date.  The Grant Date of the Restricted Stock is [Month] [Day], [Year].

3.                  Incorporation of MIP.  All terms, conditions and restrictions of the MIP are incorporated herein and made part hereof as if stated herein.  If there is any conflict between the terms and conditions of the MIP and this Agreement, the terms and conditions of the MIP, as interpreted by the Board of Directors, shall govern.  Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the MIP.

4.	Vesting.

(a)                 Subject to Section 4(b) hereof and the further provisions of this Agreement, a number of whole shares of Restricted Stock equal to 1/3 of the total number of shares granted hereunder shall vest on each of the first three anniversaries of the Grant Date

(rounding down to the nearest whole share on each of the first two anniversaries and rounding up on the third anniversary) (each such date, a “Vesting Date”).

(b)                In the event of the occurrence of a Change in Control, as defined in Section 3.8(a) of the MIP, as in effect on the date of such occurrence, the Restricted Stock shall become vested in full on the date of such Change in Control.

5.                  Restrictions on Transferability.  Until a share of Restricted Stock vests, the Participant shall not transfer the Participant’s rights to such share of Restricted Stock or to any rights related thereto.  In addition, any transfers shall also be subject to the transfer restrictions set forth in the Company’s Articles of Incorporation.  Any attempt to transfer unvested shares of Restricted Stock or any rights related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall not vest the transferee with any interest or right in or with respect to such shares of Restricted Stock or such related rights.

6.	Termination of Service.

(a)                In the event that the Participant’s Service with the Company terminates before all the shares of Restricted Stock are vested for any reason other than a termination by the Company without cause (as defined in the MIP) or the Participant’s death or disability (as defined in the MIP), all unvested shares of Restricted Stock, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Service” means a continuous time period during which the Participant is at least one of the following:  an employee or a director of, or a consultant to, the Company.

(b)               In the event that, before all the shares of Restricted Stock are vested, the Participant’s Service with the Company is terminated by the Company without cause (as defined in the MIP) or for reason of the Participant’s death or disability (as defined in the MIP), a Pro Rata Portion of the shares of Restricted Stock shall become vested immediately prior to the date such Service terminates in addition to the portion of the shares of Restricted Stock which have already become vested as of such date, and all other shares of Restricted Stock which are not and have not become vested, together with any property received in respect of such shares, as set forth in Section 9 hereof, shall be forfeited as of the date such Service terminates, and the Participant promptly shall return to the Company any certificates evidencing such shares, together with any cash dividends or other property received in respect of such shares.  For purposes hereof, “Pro Rata Portion” shall mean that number of shares of Restricted Stock that would become vested on the next Vesting Date multiplied by a fraction, the denominator of which is 12 and the numerator of which is the number of completed months (measured from the day of the month of the Vesting Date to the same day of the following month) between the immediately preceding Vesting Date (or the Grant Date if there is no preceding Vesting Date) and the date of termination of Service.

7.	Issuance of Shares.

(a)                Reasonably promptly after the Grant Date, the Company shall issue and deliver to the Participant stock certificates, registered in the name of the Participant, evidencing the shares of Restricted Stock or shall instruct its transfer agent to issue shares of Restricted Stock which shall be maintained in book entry form on the books of the transfer agent.  The Restricted Stock, if certificated, shall bear the following legend:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION ENCUMBRANCE OR OTHER DISPOSAL OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE GENCO SHIPPING & TRADING LIMITED 2014 MANAGEMENT INCENTIVE PLAN AND A RESTRICTED STOCK GRANT AGREEMENT BETWEEN GENCO SHIPPING & TRADING LIMITED AND THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.  NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN AND RESTRICTED STOCK GRANT AGREEMENT SHALL BE VALID OR EFFECTIVE.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF GENCO SHIPPING & TRADING LIMITED.”

If the Restricted Stock is in book entry form, it shall be subject to electronic coding or stop order indicating that such shares of Restricted Stock are restricted by the terms of this Agreement and the MIP.  Such legend, electronic coding or stop order shall not be removed until such shares of Restricted Stock vest.

(b)                Reasonably promptly after any such shares of Restricted Stock vest pursuant to Section 4 hereof, (i) in the case of certificated shares, in exchange for the surrender to the Company of the certificates evidencing the Restricted Stock, delivered to the Participant under Section 7(a) hereof, and the certificates evidencing any other securities received in respect of such shares, if any, the Company shall issue and deliver to the Participant (or the Participant’s legal representative, beneficiary or heir) certificates evidencing such shares of Restricted Stock and such other securities, free of the legend provided in Section 7(a) hereof and (ii) in the case of book entry shares, the Company shall cause to be lifted and removed any electronic coding or stop order established pursuant to Section 7(a) hereof.

(c)                The Company may require as a condition of the delivery of stock certificates or the removal of any electronic coding or stop order, pursuant to Section 7(b) hereof, that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to the vesting of the applicable shares.  The Board of Directors, in its sole discretion, may permit the Participant to satisfy such obligation by delivering shares of Common Stock or by directing the Company to withhold from delivery shares of Common Stock, in either case valued at their Fair Market Value on the Vesting Date with fractional shares being settled in cash.

(d)               The Participant shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of the grant of Restricted Stock, except to the extent a stock certificate is issued therefor or an appropriate book entry is made on the books of the transfer agent reflecting the issuance thereof pursuant to Section 7(a) hereof, and then only from the date such certificate is issued or such book entry is made.  Upon the issuance of a stock certificate or the making of an appropriate book entry on the books of the transfer agent, the Participant shall have the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares, subject to the restrictions on transferability and the forfeiture provisions, as set forth in this Agreement.

8.                   Securities Matters.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “1933 Act”) of any interests in the MIP or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws.  The Company shall not be obligated to cause to be issued any shares, whether by means of stock certificates or appropriate book entries, unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Board of Directors may require, as a condition of the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates bear such legends and any book entries be subject to such electronic coding, as the Board of Directors, in its sole discretion, deems necessary or desirable.  The Participant specifically understands and agrees that the shares of Common Stock, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares indefinitely unless they are registered under such Act or an exemption from such registration is available.

9.                   Dividends, etc.  Any cash dividends or other property (but not including securities) received by a Participant with respect to a share of Restricted Stock shall be returned to the Company in the event such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Any securities received by a Participant with respect to a share of Restricted Stock as a result of any dividend, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests and shall be forfeited if such share of Restricted Stock is forfeited, subject to Section 2.7(e) of the MIP.  Unless the Board of Directors otherwise determines, such securities shall bear the legend or be subject to the electronic coding or stop order set forth in Section 7(a) hereof.

10.               Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

11.                Right of Discharge Preserved.  Nothing in this Agreement shall confer upon the Participant the right to continue in the employ or other service of the Company, or affect any right which the Company may have to terminate such employment or service.

12.                Integration.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  This Agreement, including, without limitation, the MIP, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.                Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.                Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

15.               Obligation to Notify.  If the Participant makes the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service and shall within the same 10-day period remit to the Company an amount sufficient in the opinion of the Company to satisfy any federal, state and other governmental tax withholding requirements related to such inclusion in Participant’s income. The Participant should consult with his or her tax advisor to determine the tax consequences of acquiring the Restricted Stock and the advantages and disadvantages of filing the Section 83(b) election.  The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Section 83(b), even if the Participant requests the Company or its representatives to make this filing on his or her behalf.

16.                Reduction in Benefits.  Unless the Participant and the Company agree otherwise in writing, in the event that the Participant would incur an Excise Tax on any payments or benefits under this Agreement as a result of a Change of Control (or any other change described in Section 280G(b)(2) of the Code), the Company shall reduce the payments or benefits to be paid to or granted to Participant hereunder to the greater of (i) the maximum amount payable to the Participant without the imposition of any Excise Tax with respect to the Restricted Stock and (ii) the amount that yields the Participant the greatest after-tax amount of benefits under this Agreement after taking into account any Excise Tax imposed on Participant, whether due to payments and benefits under this Agreement or otherwise.  “Excise Tax” means the tax imposed by Section 4999 of the Code and any successor tax.  The determination of whether the Participants payments and benefits should be reduced and the amount of any such reduction shall be made by independent counsel selected by the Company (“Independent Counsel”).  For purposes of such determination, (x) the total amount of payments and benefits received by the Participant as a result of such Change in Control (or such other change) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all

“excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of Independent Counsel, a payment or benefit hereunder (in whole or in part) does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code and the Treasury Regulations under Section 280G of the Code (the “Regulations”), or such “excess parachute payments” (in whole or in part) are not subject to the Excise Tax; (y) the amount of the payments and benefits hereunder that shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of such payments and benefits or (B) the amount of “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code (after applying clause (x) hereof); and (z) the value of any noncash benefits or any deferred payment or benefit shall be determined by Independent Counsel in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.  All fees and expenses of Independent Counsel shall be borne by the Company.

17.                Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the MIP.  The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in respect of the MIP, this Agreement and the Restricted Stock shall be final and conclusive.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the MIP as of the day and year first written above.

GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

Robert Gerald Buchanan